                                                                   EXHIBIT 10.66

            ________________________________________________________


                                     LEASE

                                    BETWEEN


                               HAHF PIONEER, LLC

                                                Landlord

                                      AND


                               PIONEER HOTEL INC.

                                                Tenant



                  Dated:    December 29, 2000

                  Premises: Pioneer Hotel and Casino
                            2200 South Casino Drive
                            Laughlin, Nevada  89028

            ________________________________________________________

                                     LEASE
                                     -----


       THIS LEASE is made as of the 29th day of December, 2000, between HAHF PIONEER, LLC, a Delaware limited liability company, as "Landlord", having an office for the conduct of business c/o Heller Financial, Inc., 500 West Monroe, Chicago, Illinois 60661, and PIONEER HOTEL INC., a Nevada corporation, as "Tenant", having an office for the conduct of business c/o Sante Fe Gaming Corporation, 4336 Losee Road, Las Vegas, Nevada 89030.


                              W I T N E S S E T H:
                              - - - - - - - - - -

       The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:



                                   ARTICLE A
                                   ---------

                           CERTAIN LEASE PROVISIONS

1.     Address for
       the Premises:     Pioneer Hotel and Casino
                         2200 South Casino Drive
                         Laughlin, Nevada  89028

2.     (a) Term:         Approximately twenty (20) years, beginning
                         on the Commencement Date, and ending on the Expiration
                         Date.

       (b) Commencement
           Date:         December 29, 2000

       (c) Expiration
           Date: December 31, 2020, unless sooner terminated or extended pursuant to this Lease.

       (d) Extension
           Options: Subject to and upon terms and conditions set forth herein, Landlord hereby grants to Tenant two (2) options to extend the initial Term of this lease for terms of five (5) years each at fair market rental value determined in accordance with the provisions of
                         Article 22, but otherwise upon the same terms and
                         ----------
                         conditions set forth in this Lease. Such options may be exercised by written notice by Tenant to Landlord at least 365 days before the expiration of the initial Term or the extended term during which the option is exercised, as the case may be, provided that at the time of Tenant's exercise of each such notice, there is no Event of Default hereunder.

3.     Fixed Rent:       As set forth on Exhibit B.
                                         ---------

4.     Use of Premises:  Any lawful use reasonably related to Tenant's current business operations and any other lawful use which is equal to or a higher and better use than Tenant's current business operations, including but not limited to, casino and hotel.

5.     Address for Notice:

       For Landlord:     c/o Heller Financial, Inc.
                         500 West Monroe
                         Chicago, Illinois  60661
                         Attention: Manager of Operations - Capital Finance
                                    Group

       For Tenant:       c/o Santa Fe Gaming Corporation
                         4336 Losee Road
                         Las Vegas, Nevada  89030
                         Attention:  Thomas Land

                                   ARTICLE B
                                   ---------

                              CERTAIN DEFINITIONS

     "Additional Rent" is defined in Section 2.2.
                                     -----------

     "Affiliate" shall mean, with respect to any corporation, partnership, limited liability company or other business entity, another corporation, partnership, limited liability company or other entity business which directly or indirectly, controls or is controlled by or is under common control with the former corporation, partnership, limited liability company, or other business entity. For the purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") as used with respect to any corporation, partnership, limited liability company or other business entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, partnership, limited liability company or other business entity, whether through the ownership of voting securities, partnership interests, by contract or otherwise.

     "Alterations" is defined in Section 5.4.
                                 -----------

     "Annual Maintenance Expense" is defined in Section 4.5.
                                                -----------

     "Bankruptcy Code" means the provisions of 11 U.S.C. Section 101 et seq. or any statute of similar purpose or nature as more particularly set forth in
Section 9.9.
-----------

     "Buildings" means (a) the casino building consisting of approximately 19,500 square feet, (b) the hotel consisting of 416 guest rooms together with meeting rooms, restaurants and associated facilities, (c) building equipment and
(d) other improvements now or hereafter erected on the Land.

     "Business day" is every day which most commercial banks based in New York, New York are open for the ordinary conduct of business.

     "Claims" is defined in Section 11.3.
                            ------------

     "Closing" is defined in Section 24.2.
                             ------------

     "Commencement Date" is set forth in Article A, Section 2(b).
                                         -----------------------

     "Deed" is defined in Section 24.2.
                          ------------

     "Default Rate" means three percent (3%) over the prime reference rate announced from time to time by Citibank, N.A. in New York, New York, as such prime reference rate may be adjusted and announced from time to time, or if unavailable, the parties shall use the prime reference rate of any New York regional bank selected by Landlord.

     "Deficiency" is defined in Section 12.3(c).
                                ---------------

     "Early Purchase Option" is defined in Section 25.1.
                                           ------------

     "Environmental Laws" is defined in Section 18.10.
                                        -------------

     "Event of Default" is defined in Section 12.1.
                                      ------------

     "Event of Loss" is defined in Section 7.1.
                                   -----------

     "Exchange Agreement" means the Exchange Agreement dated as of December 29, 2000 between Landlord, as transferee, Pioneer LLC, as transferor and Tenant, as tenant.

     "Expiration Date" is defined in Article A, Section 2(c).
                                     -----------------------

     "FF&E" means the furniture, furnishings, fixtures and equipment at the time in question situated at the Premises, whether owned or leased, excluding however, Gaming Equipment.

     "Fixed Rent" is defined in Article A, Section 3.
                                --------------------

     "Gaming Authorities" means, collectively, the Nevada Gaming Control Board, Nevada Gaming Commission and the Clark County Liquor and Gaming Licensing Board.

     "Gaming Equipment" means, collectively, all gaming devices as that term is defined in Nevada Revised Statutes ("NRS") 463.0155, games as that term is defined in NRS 463.0152 and associated equipment as that term is defined in NRS
463.0152 and associated equipment as that term is defined in NRS 463.0136.

     "Gaming Laws" mean, collectively, the Nevada Gaming Control Act and the regulations promulgated thereunder.

     "Gaming Lease" means a lease or license of Gaming Equipment between Tenant as lessee or licensee, as the case may be, and a third party.

     "Gross Room Revenue" means all cash paid or received to or for the benefit of Tenant directly or indirectly in connection with the rental, leasing, use or occupancy of any and all hotel guest and meeting rooms in the Premises, including without limitation all food and beverage charges and allocations to guests, before deduction of any expenses whatsoever; provided, however, that
                                                     --------  -------
Gross Room Revenue shall not include (i) any gratuities or service charges added to customer's bills which are turned over by Tenant to employees, (ii) any credits or refunds made to customers, (iii) applicable sales, use, room, excise, occupancy, admission, cabaret or similar taxes or other similar governmental charges, which are collected from customers of the Premises and are separately stated and (iv) all revenues from Gaming Equipment.

     "Hotel FF&E" means FF&E at the time in question situated at the Premises, whether owned or leased.

     "Ground Lease" means that certain ground lease dated October 31, 1978, as amended, between Ground Lessor as landlord and Tenant, as successor-in-interest to Colorado River Motel and Casino, Inc. and Colorado River Resort Hotel, Inc. and Margaret Elardi, as tenant. The tenant's interest therein has been assigned to Landlord pursuant to a certain Assignment and Assumption of Ground Lease dated even date herewith.

     "Ground Leased Land" means that certain real property leased by Landlord pursuant to the Ground Lease and described on Exhibit A-2 attached hereto and
                                              -----------
incorporated herein by this reference.

     "Ground Lessor" means PalMall Properties, Inc., a California corporation, The James and Sharon Schutz Trust and The Janice B. Illig Trust (as successors-in-interest to Clara J. Troutman, deceased, and W.J. Troutman AKA Wilmer J. Troutman, deceased).

     "Ground Rent" means all fixed rent, additional rent and other charges due the Ground Lessor pursuant to the Ground Lease.

     "Guarantors" means collectively, Santa Fe Gaming Corporation, a Nevada corporation, Sante Fe Hotel, Inc., a Nevada corporation, and Tenant.

     "Guaranty" means that certain Guaranty dated even date herewith wherein Guarantors have jointly and severally unconditionally guaranteed to Landlord, among other things, the full and complete performance by Tenant of Tenant's obligations under this Lease.

     "Hazardous Substances" is defined in Section 18.11.
                                          -------------

     "Impositions" is defined in Section 3.1.
                                 -----------

     "Improvements" means the Building and improvements now or hereafter erected on the Land.

     "Indemnified Parties" is defined in Section 11.3(a).
                                         --------------

     "Land" means that certain real property owned in fee simple by Landlord and described on Exhibit A-1 attached hereto and incorporated herein by this
             -----------
reference.

     "Landlord" is defined in the introductory paragraph to this Lease.

     "Lease" means this lease made between Landlord, as landlord, and Tenant, as tenant.

     "Lease Year" means each twelve month period during the Term commencing on the first day of the first calendar month following the Commencement Date and each twelve months thereafter.

     "Management Agreement" means that certain Management Agreement dated December 30, 1998 between Santa Fe Gaming Corporation, as manager, and Tenant, as owner, as amended by a First Amendment dated December 29, 2000.

     "Mortgage" is defined in Section 3.2.
                              -----------

     "Mortgagee" is defined in Section 3.2.
                               -----------

     "Non-Disturbance Agreement" is defined in Section 10.3.
                                               ------------

     "Offer Price" is defined in Section 23.1.
                                 ------------

     "Operating Supplies" means all consumable items used in, or required in connection with the operation of the Premises as a hotel, including, without limitation, food and beverages (including, without limitation, all alcoholic beverages), fuel, soap, cleaning equipment and materials, matches, stationery, linens, and other items.

     "Permitted Encumbrances" means:

       (a) any and all Requirements and any and all violations thereof;

       (b) all liens, encumbrances and other matters affecting title to the Premises on the date hereof as set forth in the title policy issued to Landlord effective on the date hereof;

       (c) any state of facts existing on the Commencement Date which an accurate survey or personal inspection of the Premises would show;

       (d) all Impositions accrued or unaccrued, fixed or not fixed, all of which are at the Commencement Date, not yet due and payable;

       (e) all licenses, easements, rights of way and other rights, if any, acquired by any public service or utility corporation or others to maintain and operate lines, wires, cables, poles and distribution boxes, in, over and upon the Premises, whether or not of record;

       (f) the Underlying Agreements;

       (g) subject to the provisions of Article 10, all Mortgages which may now
                                        ----------
or hereafter affect all or part of the Premises;

       (h) the Ground Lease;

       (i) the physical condition and state of repair of the Premises as the same may be on the Commencement Date, including all deterioration, injury, loss, damage or destruction which may have occurred prior to such date;

       (j) the Master Lease Agreement between Tenant and PDS Gaming Corporation-Nevada dated December 29, 2000; and

       (k) the Promissory Note dated December 29, 2000 between Tenant as maker and Sante Fe Hotel Inc. as payee in the original principal amount of $1,900,000.

     "Person" or "person" means a natural person, a partnership, a corporation, a limited liability company, a trust and/or any other form of business association or entity.

     "Personal Property" means the FF&E and all other machinery, appliances, equipment, furniture, fixtures and all other tangible and intangible personal property and contractual rights of every kind or nature located in or on, or attached to, or used or to be used in connection with the Land, the Ground Leased Land and the Buildings, structures, improvements or fixtures which constitute all of the tangible and intangible personal property assets and contractual rights acquired by Landlord pursuant to the Exchange Agreement; all building materials and goods procured for use or in connection with the foregoing; and all additions, substitutions and replacements to any of the foregoing, excluding however, all Gaming Equipment.

     "Premises" means the Land, the Ground Leased Land, the Improvements and the Personal Property.

     "Purchase Notice" is defined in Section 24.1.
                                     ------------

     "Purchase Option" is defined in Section 24.1.
                                     ------------

     "Remedial Work" is defined in Section 18.7.
                                   ------------

     "Renewal Fair Market Rental Value" is defined in Section 22.1(a).
                                                      ---------------

     "Renewal Rent Notice" is defined in Section 22.1(a).
                                         ---------------

     "Rent" is defined in Section 2.3.
                          -----------

     "Requirements" is defined in Section 11.1.
                                  ------------

     "Restoration" is defined in Section 7.1.
                                 -----------

     "Retainage" is defined in Section 7.2(c).
                               --------------

     "SFGC" means Santa Fe Gaming Corporation, a Nevada corporation.

     "Stipulated Loss Value" is defined in Section 26.1.
                                           ------------

     "Subtenant" is defined in Section 9.4.
                               -----------

     "Taking" is defined in Section 8.1.
                            -----------

     "Taking Date" is defined in Section 8.1.
                                 -----------

     "Tenant" is defined in the introductory paragraph to this Lease.

     "Tenant's Renewal Response Notice" is defined in Section 22.1(b).
                                                      ---------------

     "Term" is defined in Article A, Section 2(a).
                          -----------------------

     "Threshold Amount" shall mean $2,000,000.

     "Transfer" is defined in Section 9.1(a).
                              --------------

     "Underlying Agreements" means those maintenance agreements, service contacts, licenses, permits and contracts set forth on Exhibit C attached hereto
                                                       ---------
and incorporated herein by this reference.

     "Work" is defined in Section 5.5.
                          -----------



                                   ARTICLE 1

                               PREMISES AND TERM
                               -----------------

          Section 1.1. During the Term, Landlord, in consideration of the rents herein reserved and of the terms, provisions, covenants and agreements on the part of Tenant to be kept, observed and performed, does hereby lease, license and demise the Premises unto Tenant, and Tenant does hereby hire and take the Premises from Landlord, subject to the Permitted Encumbrances. In addition, from and after the Commencement Date and at all times throughout the Term, Tenant shall observe and perform each and every obligation of Landlord pursuant to the Ground Lease and Underlying Agreements as and when such obligations are due.

          Section 1.2. Tenant shall lease the Premises for the Term, unless sooner terminated as hereinafter provided or pursuant to law.

                                   ARTICLE 2

                         FIXED RENT AND ADDITIONAL RENT
                         ------------------------------

          Section 2.1. (a) Tenant shall pay to Landlord as Fixed Rent for the Premises during the Term the amounts stated in Exhibit B attached hereto. Fixed
                                               ---------
Rent shall be payable in monthly installments in advance on the first day of each and every month during the Term, without previous demand therefor and without offset or deduction of any kind whatsoever, other than as expressly provided for herein. Notwithstanding the foregoing, Tenant shall pay the partial month's installment of Fixed Rent (with respect to the remaining days of the month in which this Lease is executed) upon the execution of this Lease.

          (b) At the end of the seventh Lease Year (the 85th month), the Fixed Rent set forth on Exhibit B shall be adjusted in accordance with the rent
                  ---------
adjustment provisions set forth in Exhibit F attached hereto and incorporated
                                   ---------
herein by this reference.

          Section 2.2. Tenant shall also pay and discharge as additional rent (the "Additional Rent") all other amounts, liabilities and obligations of whatsoever nature relating to the Premises, including, without limitation, all Impositions (as defined in Section 3.1), all Ground Rent as and when due, all amounts due or arising under any declarations, common area maintenance agreements, covenants, conditions and restrictions, easements, or other similar agreements affecting the Premises or any adjoining property thereto, and all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts when due, and all damages, costs and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, all of which Tenant hereby agrees to pay within ten (10) days after written demand or as is otherwise provided herein. Upon any failure by Tenant to pay any of the Additional Rent, Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Fixed Rent. The term Additional Rent shall be deemed rent for all purposes hereunder other than with respect to Tenant's internal accounting procedures.

          Section 2.3. All Fixed Rent and Additional Rent payable hereunder (collectively, "Rent") shall be made payable to Landlord and sent to Landlord's address set forth in Article A, or to such other person or persons or at such
                     ---------
other place as may be designated by notice from Landlord to Tenant, from time to time, and shall be made in United States currency which shall be legal tender for all debts, public and private. Landlord may opt to receive all Rent payable hereunder when due by wire transfer of immediately available funds to an account designated from time to time by Landlord; such option shall become effective five (5) business days after Landlord's written request. Notwithstanding the foregoing, Impositions and other Additional Rent shall be payable to the parties to whom they are due, except as otherwise provided herein.

          Section 2.4.   Landlord and Tenant acknowledge that this Lease is a
Section 467
rental agreement, within the meaning of Section 467(d) of the Internal Revenue Code, and agree to report rent and other items consistent with such characterization. Within thirty (30) days of the date hereof, Landlord and Tenant shall agree to a schedule describing the allocation of rent and other items for purposes of Section 467 of the Internal Revenue Code. Landlord and Tenant will report rent and other items in a manner consistent with such schedule which shall be adjusted to the extent required by Treas. Reg. Section 1.467-6, upon issuance of such regulations.

          Section 2.5. This Lease shall be deemed and construed to be a "net lease", and Tenant shall pay to Landlord, absolutely net throughout the Term, the Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever, other than as expressly provided for herein. Under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as herein otherwise expressly set forth. Tenant shall pay all costs, expenses and charges of every kind and nature relating to the Premises, including those arising under the Ground Lease, except debt service on any Mortgage or any other indebtedness of Landlord, which may arise or become due or payable prior to, during or after (but attributable to a period falling prior to or within) the Term. Except as otherwise specifically provided in this Lease, Tenant's obligation to pay Rent hereunder shall not terminate prior to the date definitely fixed for the expiration of the Term, notwithstanding the exercise by Landlord of any or all of its rights under Article 12 hereof or otherwise, and the obligations of Tenant hereunder shall not be affected by reason of: any damage to or destruction of the Premises or any part thereof, any taking of the Premises or any part thereof or interest therein by condemnation or otherwise, any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any reason, any matter affecting title to the Premises, any eviction by paramount title or otherwise, any default by Landlord hereunder, the impossibility, impracticability or illegality of performance by Landlord, Tenant or both, any action of any governmental authority, Tenant's acquisition of ownership of all or part of the Premises (unless this Lease shall be terminated by a writing signed by all persons, including any mortgagee, having an interest in the Premises), any breach of warranty or misrepresentation, or any other cause whether similar or dissimilar to the foregoing and whether or not Tenant shall have notice or knowledge thereof and whether or not such cause shall now be foreseeable. The parties intend that the obligations of Tenant under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations have modified or terminated pursuant to an express provision of this Lease. Nothing in this Section 2.5 shall be deemed to
                                                 -----------
preclude Tenant from seeking monetary damages or equitable relief pursuant to an action against the Landlord before a court of competent jurisdiction.

                                   ARTICLE 3

                                  IMPOSITIONS
                                  -----------

          Section 3.1. From and after the Commencement Date and throughout the Term, Tenant shall pay and discharge not later than ten (10) days before any fine, penalty, interest or cost may be added thereto, or lien or encumbrance imposed, for the non-payment thereof, all real and personal property taxes, ad valorem taxes in the nature of property taxes, sales, use, excise and other similar taxes (including commercial rent and intangibles taxes), gaming taxes, transfer taxes, conveyance taxes, mortgage taxes, stamp taxes and documentary recording taxes, assessments, water rents, sewer rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind (including, without limitation, electric, gas, oil, water, sanitary sewer, telephone, cable and fiber optic) payments and other charges of every kind and nature whatsoever, ordinary or extraordinary, foreseen or unforeseen, general or special, in said categories, together with any interest or penalties imposed upon the late payment thereof, which, pursuant to past, present or future law, during, prior to or after (but attributable to a period falling prior to or within) the Term, shall have been or shall be levied, charged, assessed, imposed upon or grow or become due and payable out of or for or have become a lien on the Premises or any part thereof, any improvements or personal property in or on the Premises, the Rents and income payable by Tenant or on account of any use of the Premises and such franchises as may be appurtenant to the use and occupation of the Premises (all of the foregoing being hereinafter referred to as "Impositions"). Tenant, upon request from Landlord, shall submit to Landlord the proper and sufficient receipts or other evidence of payment and discharge of the same. If any Impositions are not paid when due under this Lease, Landlord shall have the right but shall not be obligated to pay the same following written notice to Tenant of such payment, provided Tenant does not contest the same as herein provided. If Landlord shall make such payment, Landlord shall thereupon be entitled to repayment by Tenant on demand as Additional Rent hereunder.

          Section 3.2. Tenant shall have the right to protest and contest any Impositions imposed against the Premises or any part thereof, provided (i) the same is done at Tenant's sole cost and expense, (ii) nonpayment will not subject the Premises or any part thereof to sale or other liability by reason of such nonpayment, (iii) such contest shall not subject Landlord or the holder (the "Mortgagee") of any mortgage or deed of trust (a "Mortgage") encumbering Landlord's interest in all or any part of the Premises to the risk of any criminal or civil liability and (iv) Tenant shall provide such security as may reasonably be required by Landlord or any Mortgagee or under the terms of any Mortgage to ensure payment of such contested Imposition unless such contested tax must be paid, and is paid, to the levying authority as a condition to such contest. Landlord agrees to execute and deliver to Tenant any and all documents reasonably required for such purpose and to cooperate with Tenant in every reasonable respect in such contest, but without any cost or expense to Landlord. Any refunds resulting from such contest which are allocable to the Term of the Lease shall be Tenant's property, and, if received by Landlord, promptly remitted to Tenant.

          Section 3.3. To the extent permitted by law, Tenant shall have the right to apply for the conversion of any Impositions to make the same payable in annual installments over a period of years, and upon such conversion Tenant shall pay and discharge said annual installments as they shall become due and payable. Tenant shall pay all such deferred installments prior to the expiration or sooner termination of the Term, notwithstanding that such installments shall not then be due and payable; provided, however, that any
                                                --------  -------
Impositions (other than one converted by Tenant so as to be payable in annual installments as aforesaid) relating to a fiscal period of the taxing authority, a part of which is included in a period of time after the Expiration Date, shall (whether or not such Impositions shall be assessed, levied, confirmed, imposed or become payable, during the Term) be adjusted between Landlord and Tenant as of the Expiration Date, so that Landlord shall pay that portion of such Impositions which relate to that part of such fiscal period included in the period of time after the Expiration Date, and Tenant shall pay the remainder thereof.

          Section 3.4. If at any time during the Term, a tax or excise on Rents or other tax, however described, is levied or assessed with respect to the Rent or any part thereof (as opposed to the income of Landlord) or against Landlord as a substitute in whole or in part for any Impositions theretofore payable by Tenant, Tenant shall pay and discharge such tax or excise on Rents or other tax before it becomes delinquent, and the same shall be deemed to be an Imposition levied against the Premises.

          Section 3.5. Except as set forth in Section 3.4 above, Tenant shall not be obligated to pay any franchise, excise, corporate, succession, capital, levy or transfer tax of Landlord or any income, profits or revenue tax upon the income of Landlord.

          Section 3.6. If an event shall occur which constitutes an Event of Default, Tenant agrees that, within five (5) business days after written demand made by Landlord, it shall: (i) deposit with Landlord or Mortgagee (if so directed by Landlord), on such fifth (5th) business day of demand and on the first day of each month thereafter until thirty (30) days prior to the date when the next installment of Impositions is due to the authority or other person to whom the same is paid, an amount equal to said next installment of Impositions divided by the number of months over which such deposits are to be made; and
(ii) thereafter during the Term deposit with Landlord or Mortgagee an amount each month estimated by Landlord or Mortgagee to be adequate to create a fund which, as each succeeding installment of Impositions becomes due, will be sufficient, thirty (30) days prior to such due date, to pay such installment in full. Notwithstanding the foregoing, Tenant shall have no obligation to deliver to Landlord any gaming taxes to the extent that such delivery would constitute a violation of any applicable Gaming Laws. Landlord or Mortgagee shall use reasonable efforts to cause the monthly deposits to be equal in amount, but neither of them shall be liable in the event that such required deposits are unequal. If at any time the amount of any Imposition is increased or Landlord or Mortgagee believes that it will be, said monthly deposits shall be increased within five (5) business days after written demand by Landlord or Mortgagee so that, thirty (30) days prior to the due date for each installment of Impositions, there will be deposits on hand with Landlord or Mortgagee sufficient to pay such installments in full. To the extent permitted by applicable law, Landlord or Mortgagee shall not be required to deposit any such amounts in an interest bearing account. For the purpose of determining whether Landlord or Mortgagee has on hand sufficient moneys to pay any particular Imposition at least thirty (30) days prior to the due date therefor, deposits for each category of Imposition shall be treated separately, it being the intention that Landlord shall not be obligated to use moneys deposited for the payment of an item not yet due and payable to the payment of an item that is due and payable. Notwithstanding the foregoing, it is understood and agreed that
(a) to the extent permitted by applicable law, deposits provided for hereunder may be held by Landlord or Mortgagee in a single bank account and commingled with other Imposition escrows of Landlord or Mortgagee, and (b) Landlord or Mortgagee, may, if Tenant fails to make any deposit required hereunder, use deposits made for any one item for the payment of the same or any other item of Rent. If this Lease shall be terminated by reason of any Event of Default, all deposits then held by Landlord shall be applied by Landlord on account of any and all sums due under this Lease; if there is a resulting deficiency, Tenant shall pay the same, and if there is a surplus, Tenant shall be entitled to a refund of the surplus. Landlord agrees to (i) negotiate in good faith with any Mortgagee so that the Mortgagee does not require such escrow absent a Default and (ii) cause the amounts paid by Tenant hereunder be applied to such Impositions, provided such sums are not otherwise applied by Landlord in accordance with this Section 3.6.
                     -----------

          Section 3.7. If Landlord ceases to have any interest in the Premises, Landlord shall transfer to the person or entity who owns or acquires such interest in the Premises from Landlord and is the transferee of this Lease, the deposits made pursuant to Section 3.6 hereof, subject, however, to the
                              -----------
provisions thereof. Upon such transfer of the Premises, the transferor shall be deemed to be released from all liability with respect thereto (other than with respect to any misapplication of any Tenant funds) and Tenant agrees to look to the transferee solely with respect thereto, and the provisions hereof shall apply to each successive transfer of the said deposits; provided, however, that transferor shall not be released from liability unless Tenant either receives said deposits or said deposits continue to be held by Mortgagee for the benefit of transferee and Tenant.

          Section 3.8.   The provisions of this Article 3 shall survive the
                                                ---------
expiration or earlier termination of this Lease.

                                   ARTICLE 4

                         USE AND OPERATION OF PREMISES
                         -----------------------------

          Section 4.1. The Premises shall be used and occupied only for the purposes set forth in Article A, Section 4, as well as the related uses being
                      ---------  ---------
made of the Premises by Tenant. Throughout the Term, Tenant shall use and operate the Premises at the same or a superior level of activity and quality as they are used and continuously operated on the Commencement Date and in no event inconsistent with the standards applicable to hotels and casinos similar to the Premises on the Commencement Date in the Laughlin, Nevada area. Tenant shall not change the use of the Premises from the use immediately prior to the Commencement Date without Landlord's consent which shall not be unreasonably withheld or delayed. Tenant shall not create or suffer to exist any public or private nuisance, hazardous or illegal condition or waste on or with respect to the Premises.

          Section 4.2. Tenant covenants and agrees to provide and maintain, at its expense, inventories of Operating Supplies in an amount customary for the operation of a comparable casino and hotel in the Laughlin, Nevada area (but in no event less than the amount of Operating Supplies in inventory at the Commencement Date), and to deliver to Landlord or its designee, upon termination of this Lease, an inventory of Operating Supplies in an amount not less than the average amount of Operating Supplies in inventory at the Premises during the two full calendar years preceding such termination. Notwithstanding the foregoing, Tenant shall not be required to transfer any alcoholic beverages or Gaming Equipment to any Person other than a duly licensed entity.

          Section 4.3. Tenant hereby represents and warrants to Landlord that all necessary certificates of occupancy, permits, licenses and consents from any or all appropriate governmental authorities have been obtained by Tenant, including without limitation, those permits and licenses necessary to lawfully operate a gambling casino pursuant to a nonrestrictive gaming license and to sell alcohol in Clark County, Nevada, and are in full force and effect as may be required by law for Tenant to occupy the Premises and conduct business thereon.

          Section 4.4. (a) Tenant covenants and agrees to maintain in and about the Premises at all times during the Term, such kinds and quantities of FF&E as are necessary and proper for the operation of the Premises, in accordance with the requirements of Section 4.1.
                                    -----------

          (b) On the expiration or earlier termination of the Term, Tenant covenants and agrees that all FF&E shall be owned by Landlord, free and clear of all liens, leases and other encumbrances. At the sole election of Landlord (which election may be made by Landlord at any time during the Term and for sixty (60) days thereafter, provided that an Event of Default has occurred and is continuing), all of Tenant's right, title and interest in and to all FF&E shall vest in Landlord as of the expiration of the Term, and if Landlord shall make said election, Tenant, upon the request of Landlord, shall promptly execute and deliver to Landlord such instruments as Lessor may reasonably request to confirm the transfer to Landlord of Tenant's right, title and interest in all FF&E.

          Section 4.5. Tenant covenants and agrees that for each Lease Year during the Term, Tenant shall devote an amount equal to the greater of (a) $1,000,000 per Lease Year or (b) four percent (4%) of Gross Room Revenue for said Lease Year (the "Annual Maintenance Expense") for the repair, maintenance and refurbishment of the Premises existing as of the commencement of such Lease Year. The accomplishment of such items shall be effected by the monthly funding of a reserve (the "Reserve") or by direct expenditure by Tenant for the foregoing purposes.

          Section 4.6. Within ninety (90) days after the end of each Lease Year, Tenant shall deliver to Landlord a statement certified by a financial officer of Tenant detailing the Annual Maintenance Expense for such Lease Year. If the Annual Maintenance Expense actually due for such Lease Year shall be less than the amount actually paid into the Reserve and paid directly by Tenant as required by Section 4.5, Tenant shall promptly pay the difference into the
            -----------
Reserve.

          Section 4.7. The Reserve shall be established in an interest bearing bank account under the control of Tenant in a commercial bank selected by Tenant and reasonably approved by Landlord. Interest earned on the Reserve shall be disbursed annually to Tenant, provided that Tenant is not in default of its obligations under this Lease. In the event that Tenant acquires the Premises pursuant to Article 23, 24, 25 or 26, the Reserve shall be disbursed to Tenant
            ------------------------
at Closing. Otherwise, upon the expiration or earlier termination of this Lease, all sums remaining in the Reserve shall be the property of, and shall be paid to, Landlord (provided, however, that such sums shall be utilized for the benefit and improvement of the Premises and in the event of termination of the Lease by reason of a sale of the Premises, the Reserve shall be assigned to the purchaser as a part of such sale) and the same shall not be credited against any obligation of Tenant hereunder.

          Section 4.8. Promptly upon the commencement of each Lease Year, Tenant shall deliver to Lessor a budget reasonably detailing Tenant's projected Annual Maintenance Expense for such Fiscal Year together with any longer-term budget, or revisions thereto, for Annual Maintenance Expense for succeeding Lease Years. It is the intention of the parties that Annual Maintenance Expense shall be used to maintain the quality and condition of Premises, that both parties shall be reasonable in assessing the nature and purpose of such maintenance expenditures and the Tenant shall have control over day-to-day such maintenance expenditures.

          Section 4.9. Tenant covenants and agrees that during the Term it will strictly comply with the financial covenants set forth in Schedule 1
                                                               ----------
attached hereto and incorporated herein by this reference.

                                   ARTICLE 5

                CONDITION OF PREMISES, ALTERATIONS AND REPAIRS
                ----------------------------------------------

          Section 5.1. The parties acknowledge that Landlord purchased fee title to the Land and Improvements and the lessee's interest in the Ground Lease directly from an Affiliate of Tenant. In connection with such purchase, Tenant and Landlord have entered into this Lease to enable Tenant to retain possession and use of the Premises subject to the terms and conditions hereof. In connection with Tenant's prior ownership and prior and continuing possession of the Premises, Tenant has examined the Premises, is familiar with the physical condition, expenses, operation and maintenance, zoning, status of title and use that may be made of the Premises and every other matter or thing affecting or related to the Premises, and is leasing the same in its "As Is" condition. Landlord has not made and does not make any representations or warranties whatsoever with respect to the Premises or otherwise with respect to this Lease, express or implied, including any warranty regarding the suitability of the Premises for their intended commercial purposes. Tenant assumes all risks resulting from any defects (patent or latent) in the Premises or from any failure of the same to comply with any governmental law or regulation applicable to the Premises or the uses or purposes for which the same may be occupied.

          Section 5.2. At Tenant's sole cost and expense, Tenant shall keep the Buildings and the adjoining sidewalks and curbs, if any, clean and in good condition and repair, free of accumulations of dirt, rubbish, snow and ice, and Tenant shall make all repairs and replacements, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, and shall perform all maintenance, necessary to maintain the Premises and any sidewalks and curbs in good condition and repair. When used in this Section 5.2, the term "repairs"
                                              -----------
shall include all necessary or desirable additions, alterations, improvements, replacements, renewals and substitutions. All repairs made by Tenant shall be equal or superior in quality and class to the original work and shall be made in compliance with all Requirements (hereinafter defined). Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations to the Premises, and Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises and all costs and expenses incidental thereto, including adequate security for the Buildings. Tenant shall have the roof inspected with reasonable frequency by an appropriate consultant reasonably acceptable to Landlord, at Tenant's expense. Tenant shall, at is sole cost and expense, repair and maintain the roof in good condition. Any repair of the roof (including the roof membrane, and supporting elements), the foundation, the floor slab, and the load bearing and exterior walls shall be deemed a "structural" Alteration.

          Section 5.3. Landlord shall not be responsible for the cost of any alterations of or repairs to the Premises of any nature whatsoever, structural or otherwise, whether or not now in the contemplation of the parties. To the extent not prohibited by law, Tenant hereby waives and releases all rights now or hereinafter conferred by statute or otherwise which would have the effect of limiting or modifying any of the provisions of this Article 5.

          Section 5.4. Tenant shall have the right at any time and from time to time during the Term to make, at its sole cost and expense, changes, alterations, additions or improvements (collectively, "Alterations") in or to the Premises, subject, however, in each case to all of the following:

                 (a) No Alteration shall be undertaken except after twenty (20) days' prior notice to Landlord, provided that no such notice shall be required with respect to (i) any nonstructural Alteration or (ii) any Alteration made by Tenant on an emergency basis, in which case Tenant shall notify Landlord of such emergency Alteration as soon as practicable.

                 (b) No structural Alteration or Alteration to the exterior of the Buildings shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed and which shall be deemed given if Landlord fails to respond to such request within thirty (30) days of Landlord's receipt of such request.

                 (c) Any Alteration shall, when completed, be of such a character as not to reduce the value, utility or useful life of the Premises below that immediately before such Alteration. If Landlord has given its approval to any Alteration, it shall be presumed that the Alteration does not reduce the value of the Premises absent a showing that materials and/or construction techniques have been utilized in the actual construction of the Alteration which are inferior in quality, composition or performance to those described in the request for Landlord's consent.

                 (d) The written consent of the holders of any Mortgages must be obtained before the commencement of any work hereunder, except work permitted under paragraph (a) above, whenever such consent shall be necessary under the provisions of any such Mortgage, provided, however, if any delay or refusal of
                                 --------  -------
consent by the holders of any Mortgages would result in the violation of any Requirements, Tenant shall have the right to perform such Alteration as may be necessary to comply with such Requirements without receiving such consent but otherwise in compliance with the requirements of this Article 5.

                 (e) Landlord shall have no obligation to grant its consent to any Alteration proposed by Tenant which would reduce the value, utility or useful life of the Premises below that immediately before such Alteration or which materially reduces the square footage of the Buildings being altered or weakens, temporarily or permanently, the structure of the Buildings being altered or any part thereof, or enables Tenant to conduct activity inconsistent with the limitations upon its use as stated in Article 4. For purposes of this
                                               ---------
subsection (e), a material reduction shall be deemed to mean a reduction of the square footage of the Buildings of two percent (2%) or more.

                 (f) The reasonable cost and expense of Landlord's and Mortgagee's review of any plans and specifications required to be furnished to Landlord and Mortgagee pursuant to Section 5.5 hereof shall be paid by Tenant to
                                   -----------
Landlord, within ten (10) days after written demand, or, at the option of Landlord, as Additional Rent.

               (g)  The provisions and conditions of Section 5.5 shall apply to
                                                     -----------
any work performed by Tenant under this Article.

               (h)  For purposes of Sections 5.4 and 5.5, notice of whether
                                    --------------------
Landlord's consent has been given or withheld shall be delivered to Tenant within twenty (20) days following receipt of Tenant's request (as such time period shall be extended for a reasonable period not to exceed thirty (30) days in the event that the cost of such Alteration is estimated to exceed $1,000,000 and Landlord determines, in its reasonable discretion, that it is prudent to engage a third party to review the plans and specifications, if any, pertaining to such contemplated Alteration), provided, however, in the event that Landlord
                                  --------  -------
has not responded to Tenant's request within ten (10) days following its receipt thereof, Tenant shall send a second notice to Landlord renewing Tenant's request for Landlord's consent, stating that such notice is the second notice pursuant to this Section 5.4(h), and stating that unless Landlord responds to such second
        --------------
notice within ten (10) days of Landlord's receipt thereof, Landlord shall be deemed to have consented to Tenant's request for Landlord's consent to such Alteration.

          Section 5.5. Tenant agrees that all Alterations, repairs, Restoration (hereinafter defined) and other work which Tenant shall be required or permitted to do under the provisions of this Lease (each hereinafter called the "Work") shall be (i) performed in a good, workmanlike manner, and in accordance with all Requirements, as well as any plans and specifications therefor which shall have been approved by Landlord (if such approval is required hereunder), (ii) commenced and completed promptly and (iii) done in all cases upon and subject to the terms of any Non-Disturbance Agreement and, to the extent not inconsistent with any term thereof, all of the following terms and conditions:

               (a) If the Work shall involve any structural repair, structural Alterations, Restoration or other structural Work, then the Work shall not be commenced until detailed plans and specifications (including layout, architectural, mechanical and structural drawings), prepared by a licensed architect reasonably satisfactory to Landlord shall have been submitted to and approved by Landlord, which approval shall not be unreasonably withheld or delayed.

               (b) No Work involving structural repair, structural Alteration, Restoration nor other structural work shall be undertaken except under the supervision of a licensed architect or other appropriate design professional reasonably satisfactory to Landlord.

               (c) All Work shall be commenced only after all required municipal and other governmental permits, authorizations and approvals shall have been obtained by Tenant, at its own cost and expense, and the originals or certified copies thereof delivered to Landlord. Landlord will, on Tenant's written request, execute any documents necessary to be signed by Landlord to obtain any such permits, authorizations and approvals, provided that Tenant shall discharge any expense or liability of Landlord in connection therewith.

               (d) The cost of all Work shall be paid promptly, in cash, so that the Premises and Tenant's leasehold estate therein shall at all times be free from (i) liens for labor or materials supplied or claimed to have been supplied to the Premises or Tenant, and (ii) chattel mortgages, conditional sales contracts, title retention agreements, security interests and agreements, and financing agreements and statements.

               (e) At all times when any Work is in progress, Tenant shall maintain or cause to be maintained with such companies and for such periods as Landlord may require (i) worker's compensation insurance covering all persons employed in connection with the Work, in an amount at least equal to the minimum amount of such insurance required by law (with a waiver of subrogation reasonably satisfactory to Landlord); and (ii) for the mutual protection of Landlord, Tenant and any Mortgagee, (1) builder's risk insurance, completed value form, covering all physical loss, in an amount reasonable satisfactory to Landlord, and (2) commercial general liability insurance against all hazards, with limits for bodily injury or death to any one person, for bodily injury or death to any number of persons in respect of any one accident or occurrence, and for property damage in respect of one accident or occurrence in such amounts as Landlord may require. Such commercial general liability insurance may be satisfied by the insurance required under Section 6.1(a), but may be effected by
                                          --------------
an endorsement, if obtainable, upon the insurance policy referred to in said Section. The provisions and conditions of Article 6 hereof shall apply to any
                                          ---------
insurance which Tenant shall be required to maintain or cause to be maintained under this subsection.

               (f) Upon completion of any Work, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Work required by any governmental or quasigovernmental authority and shall furnish Landlord with copies thereof, together with "as-built" plans and specifications for such Work (if the cost of such Work exceeds the Threshold Amount).

               (g)  The conditions of Section 5.4 shall have been complied with,
                                      -----------
to the extent applicable to the Work.

          Section 5.6. Following the delivery of prior reasonable notice, any Work shall be subject to inspection at any time and from time to time by Landlord, its architect and Mortgagee, or their duly authorized representatives, and if Landlord's architect or Mortgagee upon any such inspection shall be of the opinion, which opinion shall not be unreasonable, that the Work is not being performed substantially in accordance with the provisions of this Article 5 or
                                                                  ---------
the plans and specifications, or that any of the materials or workmanship are not of good quality or are unsound or improper, Tenant shall correct any such failure and shall replace any unsound or improper materials or workmanship.

          Section 5.7. All fixtures, structures and other improvements installed in or upon the Premises at any time during the Term (except for Tenant's Gaming Equipment) shall become the property of Landlord and shall remain upon and be surrendered with the Premises. Tenant shall have no obligation to remove or demolish any fixtures, structures or other improvements which are installed on the Premises on the Commencement Date. Subject to the provisions of Section 4.4(b), all Personal Property shall become the property of
              --------------
Landlord on the Expiration

Date. Prior to the commencement of any Work or any Alteration in accordance
Section 5.4, Landlord will, upon written request by Tenant, notify Tenant
-----------
whether Landlord will require such Alterations to be removed from the Premises prior to the Expiration Date or earlier termination of this Lease. All property permitted or required to be removed by Tenant at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense. Tenant shall be responsible for, and shall reimburse Landlord within ten (10) days after written demand therefor, any damage to the Premises caused in whole or in part by the removal or demolition of Tenant's fixtures, structures or other improvements which Tenant is required to remove pursuant to this Section 5.7 or which Tenant
                                                    -----------
elects under the provisions of this Lease to remove. The provisions of this
Section 5.7 shall survive the expiration or earlier termination of the Term.
-----------


                                   ARTICLE 6
                                   ---------

                                   INSURANCE
                                   ---------

          Section 6.1. Throughout the Term, Tenant shall, at its own cost and expense, provide and keep in force, for the benefit of Landlord, Tenant and any
Mortgagee:

               (a) broad form commercial general liability insurance (including protective liability coverage on operations of independent contractors engaged in construction to the extent necessary by reason of Alterations and blanket contractual liability insurance) protecting and indemnifying Landlord, Tenant and any Mortgagee against all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Premises, if any, written on an occurrence basis with an aggregate limit of not less than $50,000,000 and an individual occurrence limit of not less than $50,000,000, or such greater limits as may be required from time to time by any Mortgagee or as may be reasonably required from time to time by Landlord consistent with insurance coverage on properties similarly constructed, occupied and maintained. Such coverage shall contain endorsements: (i) including cross-liability; and
(ii) waiving the insurer's rights of subrogation against Landlord for events of which Landlord is not, but Tenant is, covered;

               (b) property insurance in respect of the Premises and all installations, additions and improvements which may now or hereafter be erected thereon, insuring against loss or damage by fire and such other risks as are now or hereafter embraced by "extended coverage" policy in an amount sufficient to prevent Landlord and Tenant from becoming co-insurers and in any event in an amount not less than one hundred percent (100%) of the actual replacement value thereof (i.e., including the cost of debris removal but excluding foundations and excavations) as reasonably determined by Landlord from time to time. Such coverage shall contain an agreed value endorsement acceptable to Landlord;

               (c) business interruption insurance covering risk of loss due to the occurrence of any of the hazards covered by the insurance to be maintained by Tenant described in Section 6.1(b) with coverage in a face amount of not less
                    --------------
than the aggregate amount, for a period of twelve (12) months following the insured-against peril, of 100% of all Rent (which includes all Impositions and other amounts specified in the definition of Rent) to be paid by Tenant under this Lease;

               (d) worker's compensation insurance (including employers' liability insurance), with a waiver of subrogation reasonably satisfactory to Landlord, covering all persons employed at the Premises by Tenant to the extent required by the laws and statutes of the State in which the Premises are located, including, without limitation, during the course of work to the Premises;

               (e) boiler insurance, if applicable, in an amount not less than one hundred percent (100%) of the actual replacement value thereof and of any improvements in which any such boiler is located (including the cost of debris removal but excluding foundations and excavations) as reasonably determined by Landlord from time to time;

               (f) if sprinkler systems are located in the Buildings, sprinkler leakage insurance in amounts reasonably approved by Landlord;

               (g) endorsements for liquor liability and innkeepers liability which coverage shall include safe deposit box legal liability; and

               (h) such other or further insurance, in such amounts and in such form, as is customarily obtained by owners of properties similarly constructed, occupied and maintained and is available at commercially reasonable rates, or as otherwise reasonably required by any Mortgagee, provided that it shall be commercially reasonable to add any such additional coverage because of the specific uses of Premises.

          Section 6.2. Whenever under the terms of this Lease Tenant is required to maintain insurance for the benefit of Landlord, (i) Landlord shall be an additional insured in all such liability insurance policies and (ii) either Landlord or Mortgagee, as specified in Section 6.3, shall be named as
                                              -----------
loss payee in all such casualty insurance policies. In the event that the Premises shall be subject to a Mortgage, the commercial general liability insurance shall name the Mortgagee (together with any trustee or servicer therefor) as an additional insured and all other insurance provided hereunder shall name the Mortgagee as an additional insured or, as provided in Section
                                                                     -------
6.3, loss payee under a standard "non-contributory mortgagee" endorsement or its
---
equivalent. All policies of insurance shall provide that such coverage shall be primary and that any insurance maintained separately by Landlord or the Mortgagee shall be excess insurance only. The original certificates (on Acord Form 27 or its equivalent in the case of casualty and on insurance company letterhead in the case of liability or in a form otherwise acceptable to Landlord) shall be delivered to Landlord and any Mortgagee. All insurance shall contain endorsements to the effect that the act or omission of Tenant or Mortgagee, any occupancy or use of the Premises for purposes more hazardous than permitted by such policy, any foreclosure or other proceedings relating to the Premises or any change in title to or ownership of the Premises will not invalidate the policy as to Landlord or such Mortgagee.

          Section 6.3. The loss under all insurance policies insuring against property damage to the Buildings shall be payable to Mortgagee or, if there is none, to Landlord, subject to Section 7.2. All property insurance policies
                              -----------
required by this Lease shall provide that all adjustments for claims with the insurers in excess of Five Hundred Thousand Dollars ($500,000.00) (exclusive of any deductible) shall be made with Landlord and Tenant except in the last Lease Year, in which event Landlord alone shall control the adjustment and settlement of such claim. Any adjustments for claims with the insurers involving sums of Five Hundred Thousand Dollars ($500,000.00) (exclusive of any deductible) or less shall be made with Tenant.

          Section 6.4. All of the above-mentioned insurance certificates shall be obtained by Tenant and delivered to Landlord on or prior to the date hereof, and thereafter as provided for herein, and shall be written by insurance companies: (i) rated A-/X or better in "Best's Insurance Guide" (or any substitute guide acceptable to Landlord); (ii) authorized to do business in the state where the Premises are located; and (iii) of recognized responsibility and which are satisfactory to Landlord. Any deductible amounts under any insurance policy hereunder shall not exceed $50,000 per occurrence, except with respect to flood and earthquake insurance which may have deductibles of $100,000 per occurrence and business interruption coverage for which a deductible may not exceed two (2) days income.

          Section 6.5. At least thirty (30) days prior to the expiration of any policy or policies of such insurance, Tenant shall renew such insurance, by delivering to Landlord or Mortgagee, within the said period of time, the original certificates of insurance, endorsed in accordance with Section 6.2
                                                                -----------
hereof, together with insurance binders evidencing the coverage described in this Article 6. All coverage described in this Article 6 shall be endorsed to
     ---------                                  ---------
provide Landlord and Mortgagee with thirty (30) days' notice of cancellation or change in terms. If Tenant shall fail to procure the insurance required under this Article 6 in a timely fashion or to deliver such certificates to Landlord,
     ---------
Landlord may, at its option and in addition to Landlord's other remedies in the event of a Default by Tenant, upon written notice to Tenant, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

          Section 6.6. Tenant shall not violate, or permit to be violated, any of the conditions of any of the said policies of insurance, and Tenant shall perform and satisfy the requirements of the companies writing such policies so that companies of good standing, reasonably satisfactory to Landlord, shall be willing to write and/or continue such insurance.

          Section 6.7. Tenant shall not carry separate or additional insurance affecting the coverage described in this Article 6, concurrent in form and
                                         ---------
contributing in the event of any loss or damage to the Premises with any insurance required to be obtained by Tenant under this Lease, unless such separate or additional insurance shall comply with and conform to all of the provisions and conditions of this Article. Tenant shall promptly give notice to Landlord of such separate or additional insurance.

          Section 6.8. The insurance required by this Lease, at the option of Tenant, may be effected by blanket and/or umbrella policies issued to Tenant covering the Premises and other properties owned or leased by Tenant, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises named therein, and if the insurance required by this Lease shall be effected by any such blanket or umbrella policies, Tenant shall furnish to Landlord or Mortgagee insurance certificates, with schedules thereto attached showing the amount of insurance afforded by such policies applicable to the Premises.


                                   ARTICLE 7
                                   ---------

                             DAMAGE OR DESTRUCTION
                             ---------------------

          Section 7.1. If the Premises or any Building or any part thereof shall be damaged or destroyed by fire or other casualty (including any casualty for which insurance was not obtained or obtainable) of any kind or nature, ordinary or extra-ordinary, foreseen or unforeseen, (a) Landlord shall pay over to Tenant, upon the terms set forth in Section 7.2, any moneys which may be
                                       -----------
recovered by Landlord from property insurance, (b) this Lease shall be unaffected thereby and shall continue in full force and effect, (c) Tenant shall take all measures necessary to preserve its gaming license and (d) Tenant shall, at Tenant's sole cost and expense, expeditiously and in a good and workmanlike manner, cause such damage or destruction to be remedied or repaired (the "Restoration") by restoring the Premises to substantially the same condition and configuration immediately prior to such damage or destruction subject to such modifications as may be necessary to any applicable Requirements; provided,
                                                                  --------
however, Tenant shall not be obligated to perform any Restoration (1) during the
-------
last Lease Year, unless the Term has been extended or (2) if the damage or destruction is of such a nature that it renders Restoration uneconomical or causes the Premises to be permanently unfit for any use permitted pursuant Article A, Section 4 and the provision of Article 26 shall apply to such events.
--------------------                      ----------
Any event described in subsections 7.1(1) and (2) above shall herein be referred
                       --------------------------
to as an "Event of Loss". All Restoration work shall be performed in accordance with the provisions of this Lease, including, without limitation, the provisions of Sections 5.4 and 5.5 hereof. Tenant hereby waives the provisions of any law
   --------------------
or statute to the contrary and agrees that the provisions of this Article shall govern and control in lieu thereof. If Tenant shall fail or neglect to restore the Premises with reasonable diligence, or having so commenced such Restoration, shall fail to complete the same with reasonable diligence, or if prior to the completion of any such Restoration by Tenant, this Lease shall expire or be terminated for any reason, Landlord shall have the right, but not the obligation, to complete such Restoration at Tenant's cost and expense and the cost thereof shall be payable within five (5) days after written demand as Additional Rent, together with interest thereon from the date of demand until paid at the Default Rate. In addition, if Landlord so completes the Restoration as provided hereunder, Landlord shall be entitled to a reasonable supervisory fee from Tenant to compensate Landlord for administering the Restoration.

          Section 7.2. (a) In the event of the sale of the Premises to Tenant pursuant to Article 26 following an Event of Loss, the insurance proceeds
            ----------
received by Landlord shall be paid to Tenant and the right to receive proceeds and make claims under the property insurance policy shall be assigned to Tenant at the closing of such sale.

               (b)  Except as provided in Section 7.2(a) and subject to the
                                          --------------
provisions of this Article 7, Landlord shall pay over to Tenant from time to
                   ---------
time, upon the following terms, any moneys which may be received by Landlord from property insurance provided by Tenant but, in no event, to any extent or in any sum exceeding the amount actually collected by Landlord upon the loss; provided, however, that Landlord, before paying such moneys over to Tenant,
--------  -------
shall be entitled to reimburse itself therefrom to the extent, if any, of the expenses paid or incurred by Landlord in the collection of such moneys. Landlord shall pay to Tenant, as herein provided, the aforesaid insurance proceeds, for the purpose of Restoration to be made by Tenant to restore the Premises to a value which shall be not less than a value substantially similar to the value of the Premises prior to such fire or other casualty. Prior to making any Restoration, Tenant shall furnish Landlord with an estimate of the cost of such Restoration, prepared by a licensed third party architect or contractor selected by Tenant and reasonably approved by Landlord. If Landlord has given its approval to any such Restoration, it shall be presumed that the Restoration does not reduce the value of the Premises absent a showing that materials and/or construction techniques have been utilized in the actual construction of the Restoration which are inferior in quality, composition or performance to those described in the request for Landlord's consent. Such insurance moneys shall be paid to Tenant (or, at Landlord's option, directly to the party to whom such payment is due) from time to time thereafter in installments as the Restoration progresses, upon application to be submitted by Tenant to Landlord showing the cost of labor and material incorporated in the Restoration, or incorporated therein since the last previous application.

               (c) If any vendor's, mechanic's, laborer's, or materialman's lien is filed against the Premises or any part thereof, or if any public improvement lien is created or permitted to be created by Tenant and is filed against Landlord, or any assets of, or funds appropriated to, Landlord, Tenant shall not be entitled to receive any further installment until such lien is satisfied or otherwise discharged, unless such lien is contested by Tenant in good faith and Tenant has obtained and delivered a bond issued by a surety, in an amount and in form otherwise reasonably satisfactory to Landlord. The amount of any installment to be paid to Tenant shall be such proportion of the total insurance moneys received by Landlord as the cost of labor and materials theretofore incorporated by Tenant in the Restoration bears to the total estimated cost of the Restoration by Tenant, less (a) all payments theretofore made to Tenant out of said insurance proceeds, and (b) ten percent (10%) of the amount so determined (the "Retainage"). Notwithstanding the foregoing, Landlord shall not withhold the Retainage from any installment provided (i) such installment constitutes the final payment due a contractor or materialman, or
(ii) the contractor is bonded and Tenant furnishes to Landlord payment and performance bonds and labor and material bonds of Tenant's contractor reasonably satisfactory to Landlord, naming Landlord as co-obligee, in which event Landlord shall withhold from such installment the same percentage withheld by Tenant pursuant to the construction contract. Upon completion of and payment for the Restoration by Tenant, including reimbursement to Tenant of the Retainage or other amount, as applicable, the balance of any and all insurance proceeds held by Landlord shall be paid to Tenant. In the event that the insurance proceeds are insufficient for the purpose of paying for the Restoration, Tenant shall nevertheless be required to make the Restoration and pay any additional sums required for the Restoration in accordance with the provisions of Section 7.4
                                                                  -----------
hereof. Notwithstanding the foregoing, if Landlord makes the Restoration at Tenant's expense, as provided in Section 7.1 hereof, then Landlord shall use any
                                 -----------
amounts held by Landlord to pay for the cost of such Restoration and any costs incurred by Landlord as a result of any delays in completing such Restoration.

          Section 7.3. The following shall be conditions precedent to each payment made to Tenant (or to any other party) as provided in Section 7.2 above:
                                                              -----------

          (a) there shall be submitted to Landlord the certificate of the aforesaid architect or contractor stating (i) that the sum then requested to be withdrawn either has been paid by Tenant and/or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated) who have rendered or furnished certain services or materials for the work and giving a brief description of such services and materials and the principal subdivisions or categories thereof and the several amounts so paid or due to each of such persons in respect thereof, and stating in reasonable detail the progress of the work up to the date of said certificate, (ii) that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, (iii) that the sum then requested does not exceed the value of the services and materials described in the certificate and (iv) that the balance of any insurance proceeds held by Landlord, together with such other sums, if any, which Tenant has made or will (for which evidence of Tenant's intention and ability shall be to Landlord's reasonable satisfaction) make available for the Restoration in accordance with Section 7.4 hereof and to Landlord's satisfaction
                               -----------
will be sufficient upon completion of the Restoration to pay for the same in full, and stating in reasonable detail an estimate of the cost of such completion;

          (b) there shall be furnished to Landlord an official search, or a certificate of a title insurance company satisfactory to Landlord, or other evidence satisfactory to Landlord, showing that there has not been filed any vendor's, mechanic's, laborer's or materialman's statutory or other similar lien affecting the Premises or any part thereof, or any public improvement lien created or permitted to be created by Tenant affecting Landlord, or the assets of, or funds appropriated to, Landlord, which has not been discharged of record, except such as will be discharged upon payment of the amount then requested to be withdrawn, or unless any such lien is contested by Tenant in good faith and Tenant has obtained and delivered a bond issued by a surety, in an amount and in form otherwise reasonably satisfactory to Landlord; and

               (c) at the time of making such payment, no Default shall have occurred and be continuing.

          Section 7.4. If the estimated cost of any Restoration, determined as provided in Section 7.2 hereof, exceeds the net insurance proceeds by an amount
            -----------
equal to or greater than $2,500,000.00, then, prior to the commencement of any Restoration, Tenant hereby covenants to deposit with Landlord a bond, cash or other security reasonably satisfactory to Landlord in the amount of such excess, to be held and applied by Landlord in accordance with the provisions of Section
                                                                        -------
7.2 hereof, as security for the completion of the work, free of public
---
improvement, vendors', mechanics', laborers' or materialmen's statutory or other similar liens.

          Section 7.5. As material consideration to Landlord for its agreement to enter into this Lease, the parties agree that this Lease shall not terminate or be forfeited or be affected in any manner, and there shall be no reduction or abatement of the Rent payable hereunder, by reason of damage to or total, substantial or partial destruction of the Premises or any part thereof or by reason of the untenantability of the same or any part thereof, for or due to any damage or destruction of the Premises from any cause whatsoever, and, notwithstanding any law or statute, present or future, Tenant waives any and all rights to quit or surrender the Premises or any part thereof on account of any damage or destruction of the Premises. Tenant expressly agrees that its obligations hereunder, including the payment of Rent payable by Tenant hereunder, shall continue as though the Premises had not been damaged or destroyed and without abatement, suspension, diminution or reduction of any kind.

          Section 7.6. Subject to Tenant's reasonable approval, any different procedure for the Restoration of the Premises which may be required under any Mortgage shall take precedence over and be in lieu of any contrary procedure provided for in this Lease. It shall not be unreasonable for Tenant to deny approval for any procedure which deprives Tenant of insurance proceeds for Restoration or materially increases the cost, or delays completion, of the Restoration.

                                   ARTICLE 8
                                   ---------

                                  CONDEMNATION
                                  ------------

          Section 8.1. If the whole of the Premises shall be taken, or thirty (30%) percent or more of the square footage of the Buildings and/or the Land is taken and as a result thereof Tenant cannot reasonably conduct its business at the Premises, by condemnation or other eminent domain proceedings pursuant to any law, general or special (a "Taking"), then on the date that Tenant is deprived of physical possession of the Premises by reason of such taking (the "Taking Date"), (i) the Premises shall be sold as provided in Article 26, (ii)
                                                              ----------
this Lease shall terminate upon the Closing of the sale of the Premises, (iii) all Rent required to be paid by Tenant under this Lease shall be paid up to the Closing Date, (iv) any award received by Landlord and any rights which Landlord may have to receive any award in connection with such condemnation or other eminent domain proceedings shall be paid over, or assigned, as the case may be, to Tenant upon the closing of the sale of Premises pursuant to Article 26,
                                                               ----------
failing which such award shall be retained by Landlord. Tenant shall however have the right to make a separate claim for the value of its trade fixtures, for relocation benefits and moving expenses and the value of its leasehold estate. Upon such termination, this Lease shall be of no further force and effect, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive and any prepayment of Rent shall be prorated between the parties.

          Section 8.2.   If less than all of the Premises shall be so taken and

Section 8.1 does not apply, Landlord shall have the following options:
-----------

               (a) this Lease shall be unaffected by such taking, and Tenant shall continue to pay the Fixed and Additional Rent pursuant to Article 2, and
                                                                ---------
Landlord shall pay over to Tenant any moneys which may be received by Landlord on account of exercise of the power of eminent domain with respect to the Premises; provided, however, that Landlord, before paying such moneys over to
          --------  -------
Tenant, shall be entitled to reimburse itself therefrom to the extent, if any, of the reasonable expenses paid or incurred by Landlord in the collection of such moneys. Such moneys shall be paid over to Tenant on the terms and subject to the conditions set forth in Article 7, as if, for this purpose, such moneys
                               ---------
were insurance proceeds resulting from casualty to the Premises. Tenant agrees to undertake such repair and restoration on such terms and subject to such conditions; or

               (b)  the Fixed Rent payable by Tenant pursuant to Article 2 shall
                                                                 ---------
be reduced by an amount equal to the product of the Fixed Rent then payable times the lesser of (i) the percentage of the square footage of the Improvements so taken at the time of such taking, or (ii) the percentage that the award for such taking bears to the then fair market value of the entire Premises. Landlord shall be entitled to receive the entire award in any proceeding with respect to such taking without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award.

          Section 8.3.   If only unimproved land shall be so taken and Sections
                                                                       --------
8.1 and 8.2 do not apply, this Lease shall be unaffected by such taking, and
-----------
Tenant shall continue to pay the Fixed and Additional Rent pursuant to Article
                                                                       -------
2, and Landlord shall be entitled to receive the entire award in any proceeding
-
with respect to such taking without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award. In the event that Landlord receives an award pursuant to this Section 8.3, the award so
                                                       -----------
received shall be credited dollar-for-dollar against (a) the Early Purchase Option amounts otherwise due to Landlord pursuant to Section 25.2 and (b) the
                                                     ------------
Stipulated Loss Values set forth on Exhibit E.
                                    ---------

          Section 8.4. If the temporary use or occupancy of all or any part of the Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the Premises and, if so awarded, for the taking of Tenant's inventory, movable trade fixtures, machinery and for moving expenses, and that portion which represents reimbursement for the cost of Restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall be responsible for all obligations hereunder not affected by such taking and shall continue to pay in full when due the Fixed Rent, Additional Rent and all other sums required to be paid by Tenant pursuant to the provisions of this Lease. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use or occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period to and including the Expiration Date and Landlord shall receive so much as represents the period subsequent to the Expiration Date and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of Restoration of the Premises.

          Section 8.5. In the event of any taking of the Premises which does not result in a termination of this Lease, or in the event of a taking for the temporary use or occupancy of all or any part of the Premises, Tenant at Tenant's expense, subject to the provisions of Articles 5 and 7 and whether or
                                               ----------------
not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Premises to substantially the condition existing immediately prior to the date of taking to the extent that the same may be feasible and so as to constitute a complete and tenantable Premises. If the proceeds of such award or awards are not suffi cient to pay the full cost thereof, Tenant shall pay such deficit and shall deposit with Land lord, in the event such shortfall is equal to or greater than $500,000.00, a bond, cash or other security reasonably satisfactory to Landlord and Mortgagee in the amount of such deficiency to be held as security for the completion of such work.

                                   ARTICLE 9

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          Section 9.1. (a) Except in strict accordance with the provisions of this Article 9, Tenant shall not sell, assign, mortgage, encumber or otherwise
     ---------
transfer, directly or indirectly (collectively, "Transfer"), all or any portion of Tenant's interest in this Lease or the Premises without Landlord's prior written consent, which may be granted or withheld in Landlord's sole discretion.

               (b) In the event that Landlord grants its consent to a Transfer pursuant to this Section 9.1(a), after the effective date of such Transfer,
                 --------------
Tenant shall remain liable for all future obligations accruing under the Lease and the Guarantors shall remain liable for all future obligations under the Guaranty.

               (c) Any corporate reorganization of Tenant, or any merger, consolidation, take-over, buy-out or other change in the corporate structure or effective voting control of Tenant shall be deemed a Transfer under this Section
                                                                         -------
9.1 and shall require Landlord's prior written consent which may be granted or
---
withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant shall have the right to assign its interest in this Lease and the Premises to an Affiliate provided that (i) the provisions of Section 9.2 are satisfied, (ii)
                                              -----------
the Affiliate expressly assumes all of Tenant's duties, liabilities and obligations pursuant to this Lease, (iii) the Affiliate has no debt or other liabilities except for those of Tenant existing prior to the Transfer and assumed by such Affiliate pursuant to the Transfer and (iv) the Affiliate and Tenant are under common control. If the common stock of Tenant or of any corporation which controls Tenant is or becomes the subject of a public offering, such issuance of shares and/or subsequent trading of stock in Tenant shall not be deemed a prohibited Transfer under this Section 9.1. For purposes
                                                     -----------
of this Article 9, the terms "control" or "controls" shall mean possession,
        ---------
direct or indirect, of the power to direct or to cause the direction of, the management and policies of any person or entity, through the ownership of not less than ninety (90%) percent of voting securities, or partnership interest, or by contract.

          Section 9.2. In the event of any Transfer, whether or not Landlord's consent is required, Landlord shall be given not less than thirty (30) days'
advance written notice of the proposed   effective date of such Transfer, which
notice shall be delivered to Landlord together with (i) either an executed counterpart or, if unavailable, a true and complete copy of the proposed instrument(s) of the Transfer and (ii) such other documents as Landlord may reasonably request.

          Section 9.3.   Any consent by Landlord under this Article 9 shall
                                                            ---------
apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining the prior written consent of Landlord to any further Transfer of this Lease. No Transfer of all or a portion of this Lease shall release or relieve the original named Tenant (or any previously approved transferee) from any obligations of the Tenant hereunder, and the original named Tenant (or any previously approved transferee) shall remain liable for the performance of all obligations of Tenant hereunder.

          Section 9.4. Tenant shall not sublease all or any portion of the Premises without obtaining Landlord's prior written consent which consent may be granted or withheld in Landlord's sole discretion. Tenant shall cause each subtenant (a "Subtenant") permitted pursuant to this Article 9 to comply with
                                                     ---------
its obligations under its respective sublease (the "Sublease"), and Tenant shall diligently enforce all of its rights as the landlord thereunder in accordance with the terms of such Sublease and this Lease.

          Section 9.5. The fact that a violation or breach of any of the terms, provisions or conditions of this Lease results from or is caused by an act or omission by any of the Subtenants shall not relieve Tenant of Tenant's obligation to cure the same. Tenant shall take all necessary steps to prevent any such violation or breach.

          Section 9.6. If this Lease is assigned, or if the Premises or any part thereof is subleased or occupied by anybody other than Tenant, Landlord may, after Default by Tenant, collect Rent from the assignee or Subtenants, and apply the net amount collected to the Rent herein reserved, but no such assignment, sublease, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee or Subtenant as tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants, and conditions on the part of Tenant to be observed or performed hereunder. After any assignment or subletting, Tenant's liability hereunder shall continue notwithstanding any subsequent modification or amendment hereof or the release of any subsequent tenant hereunder from any liability, to all of which Tenant hereby consents in advance. The consent by Landlord to any Transfer shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord to any further Transfer.

          Section 9.7. To secure the prompt and full payment by Tenant of the Rent and the faithful performance by Tenant of all the other terms and conditions herein contained on its part to be kept and performed, Tenant hereby assigns, transfers and sets over unto Landlord, subject to the conditions hereinafter set forth, all of Tenant's right, title and interest in and to all Subleases and hereby confers upon Landlord, its agents and representatives, a right of entry (subject to prior notice) in, and sufficient possession of, the Premises to permit and insure the collection by Landlord of the rentals and other sums payable under the Subleases, and further agrees that the exercise of said right of entry and qualified possession by Landlord shall not constitute an eviction of Tenant from the Premises or any portion thereof and that should said right of entry and possession be denied Landlord, its agent or representative, Landlord, in the exercise of said right, may use all requisite force to gain and enjoy the same without responsibility or liability to Tenant, its servants, employees, guests or invitees, or any Person whomsoever; provided, however, that such assignment
                                    --------  -------
shall become operative and effective only if (a) an Event of a Default shall occur, (b) this Lease and the Term shall be cancelled or terminated pursuant to the terms, covenants and conditions hereof or (c) there occurs repossession under a dispossess warrant or other re-entry or repossession by Landlord under the provisions hereof or (d) a receiver for the Premises is appointed, and then only as to such of the subleases that Landlord may elect to take over and assume. At any time and from time to time within ten (10) days after Landlord's written demand, Tenant promptly shall deliver to Landlord a schedule of all subleases, setting forth the names of all Subtenants, with a photostatic copy of each of the subleases. Upon reasonable request of Landlord, Tenant shall permit Landlord and its agents and representatives to inspect all subleases affecting the Premises. Tenant covenants that each sublease shall provide that the Subtenant thereunder shall be required from time to time, upon request of Landlord or Tenant, to execute, acknowledge and deliver, to and for the benefit of Landlord, an estoppel certificate confirming with respect to such sublease the information set forth in Section 14.1 hereof.
                             ------------

          Section 9.8. Tenant covenants and agrees that all subleases hereafter entered into affecting the Premises shall provide that (a) they are subject to this Lease, (b) the term thereof should end not less than one (1) day prior to the Expiration Date hereof, unless Landlord shall consent otherwise, which consent may be withheld in Landlord's sole discretion, (c) the Subtenants will not do, authorize or execute any act, deed or thing whatsoever or fail to take any such action which will or may cause Tenant to be in violation of any of its obligations under this Lease, (d) the Subtenants will not pay rent or other sums under the subleases with Tenant for more than one (1) month in advance, (e) the Subtenants shall give to Landlord at the address and otherwise in the manner specified in Section 21.8 hereof, a copy of any notice of default by Tenant as
             ------------
the landlord under the subleases at the same time as, and whenever, any such notice of default shall be given by the Subtenants to Tenant, and (f) in the event of the termination or expiration of this Lease prior to the Expiration Date hereof, any such Subtenant, at Landlord's election, shall be obligated to attorn to and recognize Landlord as the lessor under such Sublease, in which event such Sublease shall continue in full force and effect as a direct lease between Landlord and the Subtenant upon all the terms and conditions of such Sublease, except as hereinafter provided. Any attornment required by Landlord of such Subtenant shall be effective and self-operative as of the date of any such termination or expiration of this Lease without the execution of any further instrument; provided, however, that such Subtenant shall agree, upon the
                    ------------------
request of Landlord, to execute and deliver any such instruments in recordable form and otherwise in form and substance satisfactory to Landlord to evidence such attornment. With respect to any attornment required by Landlord of any Subtenant hereunder, (i) Landlord shall recognize all rights and obligations of Tenant as the lessor under such Sublease, provided that such Sublease is for the entire Premises and the rent provided for in such Sublease is equal to or greater than the Rent required under this Lease, failing which Landlord shall not be obligated to recognize all of the rights and obligations of Tenant as lessor and the Subtenant thereunder shall be obligated to Landlord to perform all of the obligations of the Subtenant under such sublease and (ii) Landlord shall have no liability, prior to its becoming lessor under such Sublease, to such

Subtenant nor shall the performance by such Subtenant of its obligations under the sublease, whether prior to or after any such attornment, be subject to any defense, counterclaim or setoff by reason of any default by Tenant in the performance of any obligation to be performed by Tenant as lessor under such sublease, nor shall Landlord be bound by any prepayment of more than one (1) month's rent unless such prepayment shall have been expressly approved in writing by Landlord. The provisions of this Section 9.8 shall survive the
                                            -----------
expiration or earlier termination of the Term.

          Section 9.9. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of Title 11 of the United States Code or any statute of similar purpose or nature (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt of such offer by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall file any application or motion with a court of competent jurisdiction for authority and approval to enter into such assumption and assignment. Such notice shall set forth (a) the name and address of the assignee, (b) all of the terms and conditions of such offer, and (c) the proposal for providing adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in
Section 365 of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease from and after the date of such assignment. Any such assignee shall execute and deliver to Landlord upon demand an instrument confirming such assumption.

          Section 9.10. The term "adequate assurance of future performance" as used in this Lease shall mean (in addition to the assurances called for in Bankruptcy Code Section 365(l)) that any proposed assignee, except for Guarantor or any wholly owned subsidiary of Guarantor, shall, among other things, (a) deposit with Landlord on the assumption of this Lease an amount equal to the greater of (i) two (2) times the then monthly Fixed Rent and Additional Rent or
(ii) such other amount deemed by the Bankruptcy Court to be reasonably necessary for the adequate protection of Landlord under the circumstances, as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, (b) furnish Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth at least equal to the amount of the deposit referenced in (a) above, (c) if determined by the Bankruptcy Court to be appropriate under the circumstances, grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease, and (d) provide such other information or take such action as Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

          Section 9.11. If, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Section 12.1(f) hereof, or in any similar
                                     ---------------
proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Article 12 based upon any of the events of default set forth in said
            ----------
Section 12.1(f), Tenant, upon request of Landlord given within thirty (30) days
---------------
next following any such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Fixed Rent and Additional Rent due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant", enter into a new lease with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the expiration date of the Term, unless sooner terminated as in such lease provided, at the same Fixed Rent and Additional Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that (i) Tenant's rights under the new lease shall be subject to the possessory rights, if any, of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (iii) such new lease shall require Tenant to pay all Fixed Rent and Additional Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Landlord's request therefor, then in addition to all other rights and remedies by reason of such default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

          Section 9.12.  The provisions of Sections 9.7, 9.8 and 9.9 hereof
                                           -------------------------
shall survive the expiration or earlier termination of this Lease.

          Section 9.13. In no event shall Tenant mortgage, encumber, pledge, hypothecate, grant a security interest in, collaterally assign or conditionally transfer this Lease, the Hotel FF&E, the other Personal Property or removable trade fixtures incorporated in or used in connection with the Premises or any Subleases or any of the rents, issues and profits therefrom.


                                   ARTICLE 10

 LANDLORD'S RIGHT TO SELL, MORTGAGE, ASSIGN; SUBORDINATION AND NON-DISTURBANCE
 -----------------------------------------------------------------------------

          Section 10.1. Landlord shall have the right at any time and from time to time to place one or more Mortgages on all or any part of the Property (and any increases, renewals, modifications, consolidations, replacements and extensions thereof). It is understood and agreed that wherever in this Lease Tenant may be required to make policies of insurance payable to the holder of the Mortgage, such requirements shall apply to the holder of any Mortgage of which Landlord has given Tenant notice, but (as to insurance) only to the extent of Landlord's entitlement to such proceeds under the provisions of this Lease. In no event shall Tenant be required to pay any installment of principal or interest or other sums at any time due under any Mortgage.

          Section 10.2. Nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect Landlord's absolute right at any time or times to convey its interest in the Property, subject to this Lease, or to assign its interest in this Lease, or to assign from time to time the whole or any portion of Fixed Rent or Additional Rent at any time paid or payable hereunder by Tenant to Landlord, to a transferee designated by Landlord in a notice to Tenant, and in any such case Tenant shall pay Fixed Rent and Additional Rent payable by Tenant to Landlord, or the portion thereof so assigned, subject to the provisions of this Lease, to Landlord's designee at the address mentioned in any such notice.

          Section 10.3. This Lease shall be subject and subordinate to all Mortgages now or hereinafter in effect and to all renewals, modifications, consolidations, replacements and extensions of any such Mortgages; provided,
                                                                   --------
however, that, as a condition to Tenant's agreement to subordinate this Lease,
-------
the Mortgagee of such Mortgage shall execute and deliver to Tenant an agreement to the effect that, if there shall be a foreclosure of its Mortgage, such Mortgagee will not make Tenant a party defendant to such foreclosure, unless necessary under applicable law for the Mortgagee to foreclose, or if there shall be a foreclosure of such Mortgage, such Mortgagee shall not evict Tenant, disturb Tenant's leasehold estate or rights hereunder, in all events provided that no Event of Default then exists (any such agreement, or any agreement of similar import, from a Mortgagee being hereinafter called a "Non-Disturbance Agreement"), and Tenant shall attorn to the Mortgagee or any successor-in-interest to Landlord or the Mortgagee. This Section 10.3 shall be self-
                                             ------------
operative and no further instrument of subordination shall be required to make the interest of any Mortgagee superior to the interest of Tenant hereunder. Notwithstanding the previous sentence, however, Tenant shall, together with the Mortgagee, execute and deliver promptly any certificate or agreement that Landlord may reasonably request in confirmation of such subordination. If, in connection with the financing of the Premises, any lending institution or Landlord shall request reasonable modifications of this Lease that do not increase the monetary obligations of Tenant under this Lease or materially increase the other obligations of Tenant under this Lease or materially and adversely affect the rights of Tenant under this Lease, Tenant shall make such modifications. The standards (i.e., time and manner of giving such consent and standard of reasonableness, if applicable) of a Mortgagee's consent with respect to this Lease shall be materially consistent with those to which Landlord is subject under this Lease. Any Non-Disturbance Agreement may be made on the condition that neither the Mortgagee nor anyone claiming by, through or under such Mortgagee shall be:

               (a) liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord);

               (b) subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord) which arise prior to the date such Mortgagee (or someone acquiring at a foreclosure sale related to the Mortgagee's Mortgage) acquires title to the Premises;

               (c) bound by any payment of Rent which Tenant might have paid for more than the current month to any prior Landlord (including, without limitation, the then defaulting Landlord);

               (d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Landlord succeeded to any prior Landlord's interest, unless such payment is actually received by Mortgagee;

               (e) bound by any obligation to perform any work or to make improvements to the Premises;

               (f) bound by any modification, amendment or supplement to this Lease made without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed; or

               (g) bound by any security deposit for Tenant's obligations under this Lease unless such deposit is actually received by Mortgagee.

     If required by any Mortgagee, Tenant promptly shall join in any Non-Disturbance Agreement to indicate its concurrence with the provisions thereof and its agreement, in the event of a foreclosure of any Mortgage to attorn to such Mortgagee, as Tenant's landlord hereunder. Tenant shall promptly so accept, execute and deliver any Non-Disturbance Agreement proposed by any Mortgagee which conforms with the provisions of this Section 10.3. Any Non-
                                                     ------------
Disturbance Agreement may also contain other reasonable terms and conditions as may otherwise be required by any Mortgagee which do not increase Tenant's monetary obligations or materially and adversely affect the rights or obligations of Tenant under this Lease.

          Section 10.4. Tenant hereby agrees to give to any Mortgagee copies of all notices given by Tenant of default by Landlord under this Lease at the same time and in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord. Such Mortgagee shall have the right to remedy any default under this Lease, or to cause any default of Landlord under this Lease to be remedied, and for such purpose Tenant hereby grants such Mortgagee such period of time as may be reasonable to enable such Mortgagee to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default which is a default. Tenant shall accept performance by such Mortgagee of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No default by

Landlord under the Lease shall exist or shall be deemed to exist (i) as long as such Mortgagee, in good faith, shall have commenced to cure such default and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by such Mortgagee, as long as such Mortgagee, in good faith, shall have notified Tenant that such Mortgagee intends to institute proceedings under the Mortgage and, thereafter, as long as such proceedings shall have been instituted and shall prosecute the same with reasonable diligence and, after having obtained possession, prosecutes the cure to completion with reasonable diligence. The Lease shall not be assigned (subject to the provisions of Article 9) by Tenant
                                                          ---------
or modified, amended or terminated without such Mortgagee's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed. In the event of the termination of the Lease by reason of any default by Landlord hereunder or for any other reason whatsoever except the expiration thereof, upon such Mortgagee's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to such Mortgagee or its designee or nominee a new lease of the Premises for the remainder of the Term of the Lease upon all of the terms, covenants and conditions of this Lease. Neither such Mortgagee nor its designee or nominee shall become liable under the Lease unless and until such Mortgagee or its designee or nominee becomes, and then only for so long as such Mortgagee or its designee or nominee remains, the fee owner of the Premises. Such Mortgagee shall have the right, without Tenant's consent, to foreclose the Mortgage or to accept a deed in lieu of foreclosure of such Mortgage.



                                   ARTICLE 11

               OBLIGATIONS OF TENANT; INDEMNIFICATION OF LANDLORD
               --------------------------------------------------

          Section 11.1. Tenant shall promptly comply with all laws, ordinances, orders, rules, regulations, and requirements of all Federal, state, municipal or other governmental or quasi-governmental authorities or bodies then having jurisdiction over the Premises (or any part thereof) and/or the use and occupation thereof by Tenant, whether any of the same relate to or require (i) structural changes to or in and about the Premises, or (ii) changes or requirements incident to or as the result of any use or occupation thereof or otherwise (collectively, the "Requirements"), and subject to Article 7, Tenant
                                                             ---------
shall so perform and comply, whether or not such laws, ordinances, orders, rules, regulations or requirements shall now exist or shall hereafter be enacted or promulgated and whether or not the same may be said to be within the present contemplation of the parties hereto. The foregoing shall include, without limitations, present and future compliance with the provisions of the Americans with Disabilities Act.

          Section 11.2. Tenant agrees to give Landlord notice of any law, ordinance, rule, regulation or requirement enacted, passed, promulgated, made, issued or adopted by any of the governmental departments or agencies or authorities hereinbefore mentioned of which Tenant has notice affecting in a material adverse manner (i) the Premises, (ii) Tenant's use thereof or (iii) the financial condition of Tenant, a copy of which is served upon or received by Tenant, or a copy of which is posted on, or fastened or attached to the Premises, or otherwise brought to the attention of Tenant, by mailing within five (5) business days after such service, receipt, posting, fastening or attaching or after the same otherwise comes to the attention of Tenant, a copy of each and every one thereof to Landlord. At the same time, Tenant will inform Landlord as to the Work which Tenant proposes to do or take in order to comply therewith. Notwithstanding the foregoing, however, if such Work would require any Alterations which would, in Landlord's opinion, reduce the value of the Premises or change the general character, design or use of the Building or other improvements thereon, and if Tenant does not desire to contest the same, Tenant shall, if Landlord so requests, defer compliance therewith in order that Landlord may, if Landlord wishes, contest or seek modification of or other relief with respect to such Requirements, so long as Tenant is not put in violation of any law, ordinance, rule, regulation or requirement enacted, passed, promulgated, made, issued or adopted by any such governmental departments or agencies or authorities, but nothing herein shall relieve Tenant of the duty and obligation, at Tenant's expense, to comply with such Requirements, or such Requirements as modified, whenever Landlord shall so direct.

          Section 11.3. (a) Except in the case of the gross negligence or willful misconduct of Landlord or its agents (but the following indemnity shall specifically cover such party's simple, as opposed to gross, negligence), Tenant shall defend, indemnify and save harmless Landlord, any beneficiaries of Landlord, any officers, directors or shareholders of any beneficiaries of Landlord and any officers, stockholders, directors or employees of any of the foregoing (collectively, "Indemnified Parties"), from any and all liabilities, claims, causes of actions, suits, damages and expenses (collectively, "Claims") arising from or under the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, alteration, addition, or substitution, storage, transfer of title, redelivery, use, refinancing, disposition, operation, condition, sale or transfer of all or any part or any interest in the Premises or the imposition of any lien thereon (other than a Mortgage), in connection with the Tenant's use of, or in connection with any other Tenant's activities of any kind upon or affecting the Premises during the Term, including, without limitation:

          (i) Claims or penalties arising from any violation of any Requirements or other law or in tort (strict liability or otherwise), latent or other defects, whether or not discoverable;

          (ii) Claims based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Premises;

          (iii) The making of any modification to the Premises in violation of standards imposed by any insurance policy required to be maintained by Tenant pursuant to the Lease;

          (iv) Claims arising from any public improvements with respect to the Premises resulting in any change or special assessment being levied against the Premises or any plans to widen, modify or realign any street or highway adjacent to the Premises;

     (v) Breach by Tenant of any covenant, representation or warranty made with respect to the Underlying Agreements;

     (vi) Existence of any lien on or with respect to the Premises (other than a Mortgage), including liens which arise by reason of labor or materials furnished or claimed to have been furnished to Landlord, Tenant or any predecessor in title, or any of its contractors or agents; and

     (vii) the failure to pay any Imposition before the imposition of any interest, fine or penalty.

               (b) Tenant shall also indemnify and hold the Indemnified Parties harmless from all costs, expenses and liabilities incurred, including actual, customary and reasonable attorney's fees and disbursements through and including appellate proceedings, in or in connection with any of such Claims. If any action or proceeding shall be brought against any of the Indemnified Parties by reason of any such Claims, Tenant, upon notice from any of the Indemnified Parties, shall resist and defend such action or proceeding, at its sole cost and expense by counsel to be selected by Tenant but otherwise satisfactory to such Indemnified Party in its reasonable discretion. Tenant or its counsel shall keep each Indemnified Party fully apprised at all times of the status of such defense. Notwithstanding the foregoing, an Indemnified Party may retain its own attorneys to defend or assist in defending any claim, action or proceeding involving potential liability in excess of Four Million Dollars ($4,000,000) unless such claim, action, or proceeding is covered by insurance and the insurance carrier has confirmed in writing both its obligation to defend such claim, action or proceeding and its liability for any adverse judgment resulting therefrom, and Tenant shall pay the actual, customary and reasonable fees and disbursements of such attorneys. The provisions of this Section 11.3 shall
                                                         ------------
survive the expiration or earlier termination of this Lease.

          Section 11.4. If at any time prior to or during the Term (or within the statutory period thereafter if attributable to Tenant), any mechanic's or other lien or order for payment of money, which shall have been either created by, caused (directly or indirectly) by, or suffered against Tenant, shall be filed against the Premises or any part thereof, Tenant, at its sole cost and expense, shall cause the same to be discharged by payment, bonding or otherwise, within thirty (30) days after Tenant receives notice of the filing thereof unless such lien or order is contested by Tenant in good faith and Tenant provides sufficient security or evidence of financial ability, in each case to the reasonable satisfaction of Landlord, to pay the amount of such lien or order. Tenant shall, upon notice and request in writing by Landlord, defend for Landlord, at Tenant's sole cost and expense, any action or proceeding which may be brought on or for the enforcement of any such lien or order for payment of money, and will pay any damages and satisfy and discharge any judgment entered in such action or proceeding and save harmless Landlord from any liability, claim or damage resulting therefrom. In default of Tenant's procuring the discharge of any such lien as aforesaid Landlord may, without notice, and without prejudice to its other remedies hereunder, procure the discharge thereof by bonding or payment or otherwise, and all cost and expense which Landlord shall incur shall be paid by Tenant to Landlord as Additional Rent forthwith.

          Section 11.5. Landlord shall not under any circumstances be liable to pay for any work, labor or services rendered or materials furnished to or for the account of Tenant upon or in connection with the Premises, and no mechanic's or other lien for such work, labor or services or material furnished shall, under any circumstances, attach to or affect the reversionary interest of Landlord in and to the Premises or any alterations, repairs, or improvements to be erected or made thereon. Nothing contained in this Lease shall be deemed or construed in any way as constituting the request or consent of Landlord, either express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials on behalf of Landlord that would give rise to the filing of any lien against the Premises.

          Section 11.6. Neither Landlord nor its agents shall be liable for any loss of or damage to the property of Tenant or others by reason of casualty, theft or otherwise, or for any injury or damage to persons or property resulting from any cause of whatsoever nature (nor shall such party be liable for any such loss which is caused by or arises from the simple negligence of Landlord or its agents), unless caused by or due to the gross negligence or willful misconduct of Landlord, its agents, servants or employees.

          Section 11.7. Landlord shall not be required to furnish to Tenant any facilities or services of any kind whatsoever, including, but not limited to, water, steam, heat, gas, oil, hot water, and/or electricity, all of which Tenant represents and warrants that Tenant has obtained from the public utility supplying the same, at Tenant's sole cost and expense. Upon Tenant's written request, however, Landlord agrees to cooperate with Tenant (at no cost to Landlord) with respect to such services.

          Section 11.8. Tenant shall promptly provide Landlord with a true and complete copy of any complaint or pleading served upon Tenant by any Gaming Authority which contains any prayer for relief involving the appointment of a supervisor as to any aspect of Tenant's operation of the Premises or the revocation of any gaming or liquor license held by Tenant.

                                   ARTICLE 12

                          DEFAULT BY TENANT; REMEDIES
                          ---------------------------

          Section 12.1. Each of the following shall be deemed an event of default (an "Event of Default") and a breach of this Lease by Tenant:

               (a) If the Fixed Rent shall not be paid by Tenant for a period of five (5) Business days after the same was due and payable.

               (b) If Tenant shall fail to pay any Additional Rent required to be paid by Tenant hereunder for a period of ten (10) business days after written notice has been delivered by Landlord that the same was due and payable.

               (c) If Tenant shall default in the performance or observance of any of the other agreements, conditions, covenants or terms herein contained, or if such default is of such a nature that it can be remedied, then if such default shall continue for thirty (30) days after written notice by Landlord to Tenant (or if such default is of such a nature that it cannot be completely remedied within said thirty (30) day period, then if Tenant does not agree in writing within such thirty (30) day period to cure the same, commence and thereafter diligently prosecute the cure and complete the cure within a reasonable period of time under the circumstances after such original written notice of default by Landlord to Tenant).

               (d) If there is any default under the Guaranty which remains outstanding after any required notice and applicable cure period.

               (e) If Tenant shall sell, assign, mortgage, encumber or transfer all or any of its interest in this Lease or the Premises or any portion thereof without compliance with the provisions of this Lease applicable thereto.

               (f) If (i) Tenant or any Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to Tenant, or any Guarantor or seeking to adjudicate Tenant or any Guarantor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to Tenant or any Guarantor or Tenant's debts or any Guarantor's debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for Tenant or any Guarantor or for all or any substantial part of Tenant's property; or (ii) Tenant or any Guarantor shall make a general assignment for the benefit of Tenant's creditors or any Guarantor's creditors, as the case may be; or (iii) there shall be commenced against Tenant or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of Tenant's property or any Guarantor's property, as the case may be, which case, proceeding or other action
(A) results in the entry of an
order for relief or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iv) Tenant or any Guarantor shall take any action consenting to or approving of any of the acts set forth in clause (i) or (ii) above; or (v) Tenant or any Guarantor shall generally not, or shall be unable to, pay Tenant's debts or any Guarantor's debts, as the case may be, as they become due or shall admit in writing Tenant's or any Guarantor's inability to pay Tenant's debts.

               (g) If Tenant or any Guarantor is a corporation and shall cease to exist as a corporation in good standing in the state of its incorporation (unless Tenant or any Guarantor simultaneously becomes incorporated and in good standing in another state) or if Tenant or any Guarantor is a partnership or other entity and Tenant or any Guarantor shall be dissolved or otherwise liquidated, then if Tenant does not completely remedy such default immediately (or if Tenant's or any Guarantor's only knowledge of such default is by receipt of written notice of such default, then within the ten (10) day period following receipt of such written notice). Notwithstanding the foregoing, it shall not be an Event of Default if Tenant converts from a corporation to another legal form of ownership or merges with or into one or more of the Guarantors or with any Affiliate as long as such conversion does not have an adverse affect on Tenant's financial or legal capacity to discharge its obligations under this Lease.

               (h) If Tenant fails or refuses to execute any subordination agreement required pursuant to Article 10 or estoppel certificate required
                               ----------
pursuant to Article 14 within ten (10) Business days after Tenant's receipt
            ----------
thereof.

               (i) If Tenant's liquor or gaming licenses are suspended or revoked.

               (j) If Tenant breaches any term, condition, covenant or condition of the Ground Lease which (i) constitutes a monetary default under the Ground Lease or (ii) results in a notice of a non-monetary default being served on Landlord which is not cured to Landlord's satisfaction within fifteen (15) days of the date of such notice or (iii) results in any other action by Ground Lessor to terminate the Ground Lease.

               (k) If Tenant shall default in the timely performance of any of its covenants pursuant to Schedule 1.
                          ----------

          Section 12.2.

               (a)  If an Event of Default (i) described in Sections 12.1(c) or
                                                            ----------------
(e) hereof shall occur and be continuing and Landlord, at any time thereafter,
---
at its option, gives written notice to Tenant stating that this Lease or (without terminating this Lease) Tenant's right to possess the Premises shall terminate on the date specified in such notice, which date shall be not less than three (3) business days after the giving of such notice, and if, on the date specified in such notice, Tenant shall have failed to cure the default which was the basis for the Event of Default, or (ii) described in Sections
                                                                   --------
12.1(a), (b), (f), (g) or (h) hereof shall occur and be continuing, then, upon
-----------------------------
notice by Landlord, all rights of Tenant under this Lease shall terminate or (without terminating this Lease) Tenant's right to possess the Premises shall terminate as specified in such notice (if such notice does not specify whether this Lease or Tenant's right to possess the Premises shall terminate, then Landlord shall be deemed to have elected to terminate Tenant's right to possess the Premises without terminating this Lease) and Tenant immediately shall quit and surrender the Premises, which termination shall not relieve Tenant from any liability then or thereafter accruing hereunder. If Landlord elects to terminate Tenant's right to possess the Premises, it may at any time thereafter elect to terminate this Lease.

               (b)  If an Event of Default described in Sections 12.1(a) or (b)
                                                        -----------------------
hereof shall occur and be continuing, or this Lease or Tenant's right to possess the Premises shall be terminated as provided in Section 12.2(a) hereof,
                                                ---------------
Landlord, upon five (5) days prior written notice, and following receipt of a court order, (i) may re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor, or (ii) may dispossess Tenant by summary proceedings or otherwise, which re-entry and repossession by Landlord shall not relieve Tenant from any liability then or thereafter accruing hereunder, except that Tenant shall be entitled to any credit for rent received from any reletting of the Premises or the value of the Premises pursuant to Section 12.3(c) or (d).
                                                  ----------------------

          Section 12.3. If this Lease or Tenant's right to possess the Premises shall be terminated as provided in Section 12.2(a) hereof and/or Tenant shall be dispossessed by summary proceedings or otherwise as provided in Section 12.2(b) hereof:

               (a) Tenant shall pay to Landlord all Rent payable under this Lease by Tenant to Landlord to the date upon which this Lease or Tenant's right to possess the Premises shall have been terminated or to the date of re-entry upon the Premises by Landlord, as the case may be. Additionally, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property,
(iii) repairing any damage to the Premises, and (iv) performing any of Tenant's unperformed obligations.

               (b) If Tenant's right to possess the Premises is terminated, Landlord may repair and alter the Premises in such manner as Landlord may deem necessary or advisable without relieving Tenant of any liability under this Lease or otherwise affecting any such liability, and/or let or relet the Premises or any parts thereof with one or more leases or subleases for the whole or any part of the remainder of the Term or for a longer period, in Landlord's name or as agent of Tenant, and out of any rent and other sums collected or received as a result of such reletting Landlord shall: (i) first, pay to itself the cost and expense of terminating this Lease, re-entering, retaking, repossessing, repairing and/or re-letting the Premises, including the amortized cost (taking into consideration the remaining term of the Lease and the term of any subsequent lease) of altering the Premises, or any part thereof, and the cost and expense of removing all persons and property therefrom, including in such costs, market rate brokerage commissions, tenant improvement expenses, actual and customary legal expenses and attorneys' fees and disbursements, (ii) second, pay to itself the amortized (taking into consideration the remaining term of the Lease and the term of any subsequent lease) cost and expense sustained in securing any new tenants and other occupants, including in such costs, market rate brokerage commissions, tenant improvement expenses, actual, reasonable and customary legal expenses and attorneys' fees and disbursements and other expenses of preparing the Premises for reletting, and, if Landlord shall maintain and operate the Premises, the cost and expense of operating and maintaining the Premises, and (iii) third, pay to itself any balance remaining on account of the liability of Tenant to Landlord. Landlord in no way shall be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due on any such reletting, and no such failure to relet or to collect rent shall operate to relieve Tenant of any liability under this Lease or to otherwise affect any such liability;

               (c) If Tenant's right to possess the Premises is terminated, Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency"), between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 12.3(b) hereof for any part of such
                              ---------------
period, first deducting from the rents collected under any such reletting all of the payments to Landlord described in Section 12.3(b) hereof; any such
                                      ---------------
Deficiency shall be paid in installments by Tenant on the days specified in this Lease for payment of installments of Rent, and Landlord shall be entitled to recover from Tenant each Deficiency installment as the same shall arise, and no suit to collect the amount of the Deficiency for any installment period shall prejudice Landlord's right to collect the Deficiency for any subsequent installment period by a similar proceeding; and

               (d) If this Lease is terminated, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, within ten (10) days after written demand, as and for liquidated and agreed final damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damage), a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the actual rent due under any replacement lease of the Premises for the same period, both discounted present worth at the rate of the then applicable rate of interest on United States Treasury Securities having terms to maturity most closely matching the unexpired portion of the Term.

          Section 12.4.  Subject to credits pursuant to Sections 12.3(c) and (d)
                                                        ------------------------
above, no
termination of this Lease pursuant to Section 12.2(a) hereof, and no taking
                                      ---------------
possession of and/or reletting the Premises, or any part thereof, pursuant to Sections 12.2(b) and 12.3(b) hereof, shall relieve Tenant of its
         -------------------
liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

          Section 12.5. To the extent not prohibited by law, Tenant hereby waives and releases all rights now or hereafter conferred by statute or otherwise which would have the effect of limiting or modifying any of the provisions of this Article 12. Tenant shall execute, acknowledge and deliver
                   ----------
any instruments which Landlord may reasonably request, whether before or after the occurrence of an Event of Default, evidencing such waiver or release.

          Section 12.6. The Rent payable by Tenant hereunder and each and every installment thereof, and all costs, actual, customary and reasonable attorneys' fees and disbursements and other expenses which may be incurred by Landlord in enforcing the provisions of this Lease on account of any delinquency of Tenant in carrying out the provisions of this Lease shall be and they hereby are declared to constitute a valid lien upon the interest of Tenant in this Lease and in the Premises.

          Section 12.7. Suit or suits for the recovery of damages, or for a sum equal to any installment or installments of Rent payable hereunder or any Deficiencies or other sums payable by Tenant to Landlord pursuant to this
Article 12, may be brought by Landlord from time to time at Landlord's election,
----------
and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease or the Term would have expired by limitation had there been no Event of Default by Tenant and termination.

          Section 12.8.  Nothing contained in this Article 12 shall limit or
                                                   -----------
prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by a statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount shall be greater than, equal to or less than the amount of the damages referred to in any of the preceding Sections of this
Article 12.
----------

          Section 12.9. Except as otherwise expressly provided herein or as prohibited by applicable law, Tenant hereby expressly waives the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption provided by any law or statute now in force or hereafter enacted or otherwise, or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease.

          Section 12.10. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

          Section 12.11. In the event of any breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to seek a decree compelling performance of any of the provisions hereof, and shall have the right to invoke any rights and remedies allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

          Section 12.12. Tenant shall pay to Landlord all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in any action or proceeding to which Landlord may be made a party by reason of any act or omission of Tenant. Tenant also shall pay to Landlord all reasonable costs and expenses, including, without limitation, actual, customary and reasonable attorneys' fees and disbursements, incurred by Landlord in enforcing any of the covenants and provisions of this Lease and incurred in any action brought by Landlord against Tenant on account of the provisions hereof, and all such costs, expenses and attorneys' fees and disbursements may be included in and form a part of any judgment entered in any proceeding brought by Landlord against Tenant on or under this Lease. All of the sums paid or obligations incurred by Landlord as aforesaid, with interest and costs, shall be paid by Tenant to Landlord on demand.

          Section 12.13. If an Event of Default shall occur and be continuing under this Lease, Landlord may (a) perform the same for the account of Tenant and/or (b) make any expenditure or incur any obligation for the payment of money in connection with any obligation owed to Landlord, including, but not limited to, reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, with interest thereon at the Default Rate from the date of demand until paid and such amounts shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within ten
(10) days after written demand therefor. Default Rate shall have the meaning ascribed to it in Article B of this Lease; provided, however, that for purposes
                  ---------                --------  -------
of this Article 12, such Default Rate shall never exceed the maximum non-
        ----------
usurious rate permitted by applicable law.

          Section 12.14. If Tenant shall fail to pay any installment of Fixed Rent when due or any Additional Rent within ten (10) days after the date when such payment is due, Tenant shall pay to Landlord, in addition to such installment of Fixed Rent or such Additional Rent, as the case may be, interest on the amount unpaid at the Default Rate, computed from the date such payment was due to and including the date of payment.

                                   ARTICLE 13

                                   NO WAIVER
                                   ---------

          Section 13.1. No receipt of moneys by Landlord from Tenant after the termination or cancellation of this Lease or Tenant's right to possess the Premises shall reinstate, continue or extend the term, or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Fixed Rent or Additional Rent then due, or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceeding or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease or Tenant's right to possess the Premises, or the commencement of suit, action or summary proceedings, or any other remedy, or after a final order or judgment for the possession of the Premises, Landlord may demand, receive and collect any moneys due, or thereafter falling due, without, in any manner whatsoever, affecting such notice, proceeding, suit, action, order or judgment; and any and all such moneys collected shall be deemed to be payments on account of the use and occupation of the Premises or, at the election of Landlord, on account of Tenant's liability hereunder.

          Section 13.2. The failure of Landlord or Tenant to enforce any agreement, condition, covenant or term, by reason of its breach by Tenant or Landlord, as the case may be, shall not be deemed to void, waive or affect the right of Landlord or Tenant to enforce the same agreement, condition, covenant or term on the occasion of a subsequent default or breach.

          Section 13.3. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any of the terms, covenants and conditions of this Lease. The failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any of the terms, covenants and conditions of this Lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future performance of such terms, covenants and conditions. The receipt by Landlord, or payment by Tenant, of Rent with knowledge of the breach of any of such terms, covenants and conditions shall not be deemed a waiver of such breach. The acceptance of any check or payment bearing or accompanied by any endorsement, legend or statements shall not, of itself, constitute any change in or termination of this Lease. No surrender of the Premises by Tenant (prior to any termination of this Lease) shall be valid unless consented to in writing by Landlord. In addition to the other remedies in this Lease provided, Landlord or Tenant shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the terms, covenants and conditions of this Lease or to a decree compelling performance of any of such terms, covenants and conditions.

                                   ARTICLE 14

                             ESTOPPEL CERTIFICATES
                             ---------------------

          Section 14.1. Tenant agrees that it shall, at any time and from time to time upon not less than ten (10) Business days' prior notice by Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), the dates to which the Fixed Rent and Additional Rent have been paid, and stating whether or not Landlord is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if in default, specifying each such default, the Commencement Date and Expiration Date for the current Term and any other matters reasonably requested by Landlord. In addition, Tenant shall, at any time and from time to time upon not less than ten (10) Business days' prior notice by Landlord obtain and deliver to Landlord an executed and acknowledged statement in writing certifying that the Lease Guaranty is unmodified and in full force and effect (or if there have been any modifications, that the Lease Guaranty is in full force and effect as modified and stating such modifications). Any such statement delivered pursuant to this
Article 14 may be relied upon by Landlord or any prospective purchaser of the
----------
Premises or any Mortgagee thereof or any assignee of any Mortgage upon the Premises.

          Section 14.2. Landlord agrees that it shall, at any time and from time to time upon not less than ten (10) Business days' prior notice by Tenant execute, acknowledge and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), the dates to which the Fixed Rent and Additional Rent have been paid, and stating whether or not Tenant is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if in default, specifying each such default, the Commencement Date and Expiration Date for the current Term and any other matters reasonably requested by Tenant; it being intended that any such statement delivered pursuant to this Article 14 may be relied upon by Tenant or
                                     ----------
any permitted assignee of Tenant's interest in the Premises.

                                   ARTICLE 15


                                QUIET ENJOYMENT
                                ---------------

          Section 15.1. Tenant, upon payment of the Rents herein reserved and upon the due performance and observance of all the covenants, conditions and agreements herein contained on Tenant's part to be performed and observed, shall and may at all times during the Term peaceably and quietly have, hold and enjoy the Premises without any manner of suit, trouble or hindrance of and from any person claiming by, through or under Landlord, subject, nevertheless, to the terms and provisions of this Lease. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or to abate, reduce or make a deduction from or offset against the Fixed Rent or any Additional Rent, or to fail to perform any other obligation of Tenant hereunder.


                                   ARTICLE 16


                                   SURRENDER
                                   ---------

          Section 16.1. Tenant shall, on the last day of the Term, or upon the sooner termination of the Term, quit and surrender to Landlord the Premises vacant, free of all equipment, furniture and other movable personal property of Tenant, and in good order and condition, reasonable wear and tear excepted, and Tenant shall remove or demolish all of the fixtures, structures and other improvements which Landlord shall have elected to cause Tenant to remove pursuant to and in accordance with Section 5.7 hereof. Tenant's obligation to
                                   -----------
observe and perform this covenant shall survive the expiration or earlier termination of the Term. On the Expiration Date, Tenant shall reassign to Landlord all of Tenant's right, title and interest in the Underlying Agreements. On the Expiration Date, Tenant shall immediately surrender its gaming license to the Gaming Authorities. Landlord acknowledges that, prior to operating any gaming at the Premises, Landlord must obtain all necessary gaming licenses and approvals from the Gaming Authorities.

          Section 16.2. Upon the expiration of the Term, all Fixed Rent and Additional Rent and other items payable by Tenant under this Lease shall be apportioned to the date of termination.

          Section 16.3. Tenant acknowledges that possession of the Premises must be surrendered to Landlord at the expiration or sooner termination of the term of this Lease. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be extremely substantial, will exceed the amount of the Fixed Rent and Additional Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord upon the expiration or sooner termination of the term of this Lease, then Tenant shall pay to Landlord, as liquidated damages for each month and for each portion of any month during which Tenant holds over in the Premises after the expiration or sooner termination of the term of this Lease, a sum equal to the higher of (a) the then fair market rental value of the Premises, taking into account the effect of all material factors reasonably relevant to such determination, or (b) one and one-half (1 1/2) times the aggregate of the Fixed Rent and Additional Rent which was payable under this Lease with respect to the last month of the term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the term of this Lease. If Tenant holds over in possession after the expiration or termination of the term of the Lease, such holding over shall not be deemed to extend the term or renew this Lease, but the tenancy thereafter shall continue as a tenancy from month to month upon the terms and conditions of this Lease at the Fixed Rent and Additional Rent as herein increased. Tenant hereby waives the benefit of any law or statute in effect in the state where the Premises is located which would contravene or limit the provisions set forth in this Section 16.3. This provision shall survive the
                             ------------
expiration or earlier termination of this Lease.


                                   ARTICLE 17


                                     ACCESS
                                     ------

          Section 17.1. Landlord shall at all times during the Term have the right and privilege to enter the Premises at reasonable times during business hours, following reasonable notice from Landlord and so long as Landlord uses its reasonable best efforts to not unduly interfere with Tenant's normal business operations, for the purpose of inspecting the same or for the purpose of showing the same to prospective purchasers or Mortgagees thereof, provided however, such inspections shall be accompanied by a representative or employee of Tenant. Landlord shall also have the right and privilege at all times during the Term to post notices of nonresponsibility for work performed by or on behalf of Tenant and, during the last one (1) year of the Term, Landlord shall have the right and privilege (i) to display the customary "For Sale" sign on the Building and (ii) following reasonable notice from Landlord and so long as such entry does not unduly interfere with Tenant's normal business operations, to enter the Premises at reasonable times during business hours for the purpose of exhibiting the same to prospective new tenants and to display the customary "To Let" signs on any or all of the Building.

          Section 17.2. Landlord shall at all times during the Term have the right to enter the Premises or any part thereof, following reasonable notice from Landlord and so long as Landlord uses its reasonable best efforts to not unduly interfere with Tenant's or any Subtenant's normal business operations, for the purpose of making such repairs or Alterations therein as Landlord deems necessary or advisable following the failure of Tenant to make any such repairs or Alterations beyond any applicable notice and cure period, but such right of access shall not be construed as obligating Landlord to make any repairs to or replacements to the Premises or as obligating Landlord to make any inspection or examination of the Buildings. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises or any part thereof without prior notice to Tenant.

          Section 17.3.  Anything in Sections 17.1 and 17.2 to the contrary
                                     ----------------------
notwithstanding, Landlord's access to those portions of the Premises containing the counting rooms and security rooms of the casino shall be subject to the limitations and requirements imposed by the Gaming Laws and the Gaming Authorities.



                                   ARTICLE 18


                             ENVIRONMENTAL MATTERS
                             ---------------------

          Section 18.1. Tenant represents and warrants to Landlord and each Mortgagee that Tenant has conducted an appropriate inquiry and that, to the current, actual knowledge of Tenant, no Hazardous Substance (as defined below) has been used, generated, manufactured, produced, stored, released, discharged or disposed of on, under, from or about the Premises and that, to the current, actual knowledge of Tenant, no Hazardous Substance is located on or below the Premises. Except for Hazardous Substances customarily used for office products and in compliance with all applicable laws, Tenant will not use, generate, manufacture, produce, store, release, discharge or dispose of on, under, from or about the Premises or transport to or from the Premises any Hazardous Substance and will use its best efforts not to allow or suffer any other person or entity to do so.

          Section 18.2. Tenant shall keep and maintain the Premises in compliance with, and shall use its best efforts not to cause, permit or suffer the Premises to be in violation of any Environmental Law (as defined below).

          Section 18.3. Tenant represents and warrants to Landlord and any Mortgagee that Tenant has not received any notice of a violation of any Environmental Law, nor incurred any previous liability therefor with respect to the Premises. Tenant shall give prompt written notice to Landlord of:

          (i) becoming actually aware of any use, generation, manufacture, production, storage, release, discharge or disposal of any Hazardous Substance on, under, from or about the Premises or the migration thereof to or from other property;

          (ii) becoming actually aware of the commencement, institution or threat of any proceeding, inquiry or action by or notice from any local, state or federal governmental authority with respect to the use or presence of any Hazardous Substance on the Premises or the migration thereof from or to other property;

          (iii) becoming actually aware of all claims made or threatened by any third party against Tenant or the Premises relating to any damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance;

          (iv) Tenant's actual discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law, or any regu lation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law; and

          (v) obtaining actual knowledge of any incurrence of expense by any governmental authority or others in connection with the assessment, containment or removal of any Hazardous Substance located on, under, from or about the Premises or any property adjoining or in the vicinity of the Premises.

          Section 18.4. Landlord shall have the right, but not the obligation, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Premises in connection with any Environmental Law and have its actual, customary and reasonable attorneys' fees in connection therewith paid by Tenant or be defended by Tenant from and against any such proceedings or actions with counsel chosen by Landlord (provided that Landlord and Tenant shall attempt, in good faith, to agree on one counsel to represent both Landlord and Tenant, if in Landlord's good faith determination such joint representation is feasible or appropriate under the circumstances), and shall have the right to make inquiry of and disclose all information to appropriate governmental authorities when advised by counsel that such disclosure may be required under applicable law.

          Section 18.5. Without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, Tenant shall not take any remedial action, other than pursuant to the plan developed in accordance with
Section 18.8, in response to the presence of any Hazardous Substance on, under,
------------
from or about the Premises, nor enter into any settlement, consent or compromise which might, in Landlord's reasonable judgment, impair the value of Landlord's interest in the Premises under this Lease; provided, however, that Landlord's
                                           --------  -------
prior consent shall not be necessary if the presence of Hazardous Substance on, under, from or about the Premises either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not practical or possible to obtain Landlord's consent before taking such action. In such event Tenant shall notify Landlord as soon as practicable of any action so taken. Landlord agrees not to withhold its consent, where such consent is required hereunder, if either
(i) a particular remedial action is ordered by a court or any agency of competent jurisdiction, or (ii) Tenant establishes to the reasonable satisfaction of Landlord that there is no reasonable alternative to such remedial action which would result in less impairment of Landlord's security hereunder.

          Section 18.6. Tenant shall protect, indemnify and hold harmless Landlord and each Mortgagee, their respective directors, officers, partners employees, agents, successors and assigns from and against any and all claim, loss, damage, cost, expense, liability, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind (including, without limitation, attorneys' fees and costs) directly or indirectly arising out of or attributable to, in whole or in part, the breach of any of the covenants, representations and warranties of this
Article 18 or the use, generation, manufacture, production, storage, release,
----------
threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, from or about the Premises, or any other activity carried on or undertaken on or off the Premises, whether prior to or during the Term and whether by Tenant or any predecessor in title or any employees, agents, contractors or subcontractors of Tenant or any predecessor in title, or any third persons at any time occupying or present on the Premises, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance at any time located or present on, under, from or about the Premises, including, without limitation: (i) all consequential damages; (ii) the costs of any required or necessary environmental assessments and/or audits, any repair, cleanup or detoxification of the Premises and the preparation and implementation of any closure, remedial or other required plans including, without limita tion: (A) the costs of removal or remedial action incurred by the United States Government or the state in which the Premises are located, or response costs incurred by any other person, or damages from injury to, destruction of, or loss of natural resources, including the costs of assessing such injury, destruction or loss, incurred pursuant any Environmental Law; (B) the clean-up costs, fines, damages or penalties incurred pursuant to the provisions of applicable state law; and (C) the cost and expenses of abatement, correction or clean-up, fines, damages, response costs or penalties which arise from the provisions of any other statute, state or federal; and (iii) liability for personal injury or property damage, including damages assessed for the maintenance of the public or private nuisance, response costs or for the carrying on of an abnormally dangerous activity.

          The foregoing indemnity shall further apply to any residual contamination on, under, from or about the Premises, or affecting any natural resources arising in connection with the use, generation, manufacturing, production, handling, storage, transport, discharge or disposal of any such Hazardous Substance, and irrespective of whether any of such activities were or will be undertaken in accordance with Environmental Law or other applicable laws, regulations, codes and ordinances. This indemnity is intended to be operable under 42 U.S.C. Section 9607(e)(1), and any successor section thereof and shall survive expiration or earlier termination of this Lease and any transfer of all or a portion of the Premises by Tenant.

          The foregoing indemnity shall in no manner be construed to limit or adversely affect Landlord's rights under this Article 18, including, without
                                              ----------
limitation, Landlord's rights to approve any Remedial Work (as defined below) or the contractors and consulting engineers retained in connection therewith.

          The foregoing indemnity shall not apply to any contamination of the Premises caused by the gross negligence or willful misconduct of Landlord or its agents or employees (but such indemnity shall specifically cover such party's simple negligence).

          Section 18.7. In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is required by any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof), Tenant shall within thirty (30) days after written demand for performance thereof by Landlord (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence to perform, or cause to be commenced, and thereafter diligently prosecute to completion within such period of time as may be required under any applicable law, regulation, order or agreement, all such Remedial Work at Tenant's sole expense in accordance with the requirements of any applicable governmental authority or Environmental Law. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by Landlord, which approval shall not be unreasonably withheld, and under the supervision of a consulting engineer approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and Landlord's actual, customary and reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to complete the Remedial Work within the time required above, Landlord may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith shall become part of the indebtedness secured hereby.

          Section 18.8. Landlord shall have the right, no more than once every other year, to engage or cause Tenant to engage, each at Tenant's sole cost and expense, an environmental consultant acceptable to both Landlord and Tenant, to review compliance by Tenant with all applicable laws and standards existing at such time with respect to the practice relating to contamination or hazardous waste methods, conditions and procedures and Tenant's development of a plan to identify, contain and remediate problems caused by such Hazardous Substances. The foregoing sentence shall not be deemed to require an environmental compliance audit, unless otherwise reasonably recommended pursuant to such review. In the event that Landlord reasonably believes that there may be a violation or threatened violation by Tenant of any Environmental Law or a violation or threatened violation by Tenant of any covenant under this Article
                                                                       -------
18, Landlord is authorized, but not obligated, by itself, its agents, employees
--
or workers to enter at any reasonable time following reasonable notice, so long as Landlord uses its reasonable best efforts to not unduly interfere with Tenant's normal conduct of business, upon any part of the Premises for the purposes of inspecting the same for Hazardous Substances and Tenant's compliance with this Article 18, and such inspections may include, without limitation, soil
          ----------
borings. Tenant agrees to pay to Landlord, within ten (10) days after Landlord's written demand, all actual, customary and reasonable expenses, costs or other amounts incurred by Landlord to unaffiliated third parties in performing any inspection for the purposes set forth in this Section 18.8.
                                              ------------

          Section 18.9.  All costs and expenses incurred by Landlord under this
Article 18 shall be immediately due and payable as Additional Rent within ten
----------
(10) days after written
demand and shall bear interest at the Default Rate from the date of notice of such payment by Landlord and the expiration of any grace period provided herein until repaid.

          Section 18.10. "Environmental Laws" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, hazard ous waste or the environmental conditions on, under, from or about the Premises, including, without limitation, the laws listed in the definition of Hazardous Substances below.

          Section 18.11. "Hazardous Substances" shall mean any element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as a "hazardous substance", "hazardous waste" or "hazardous material" under any federal, state or local statute, regulation or ordinance applicable to a Real Property, as well as any amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time, including, without limitation, the following:
(i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C.(S) and 42 U.S.C. (S) 9601 et seq.); (ii) the Resource Conservation and Recovery Act of
                   -- ----
1976 (42 U.S.C. (S) 6901 et seq.); (iii) the Hazardous Materials Transportation
                         -- ----
Act (49 U.S.C. (S) 1801 et seq.); (vi) the Toxic Substances Control Act (15
                        -- ----
U.S.C. (S) 2601 et seq.); (v) the Clean Air Act (33 U.S.C. (S) 1251 et seq.);
                -- ----                                             -- ----
(vi) the Clean Air Act (42 U.S.C. (S) 7401 et seq.); (vii) the Safe Drinking
                                           -- ----
Water Act (21 U.S.C. (S) 349; 42 U.S.C. (S) 201 and (S) 300f et seq.); (viii)
                                                             -- ----
the National Environmental Policy Act of 1969 (42 U.S.C. (S) 3421); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. (S) 1101 et seq.); (xi)
                                                                -- ----
Nevada Revised Statutes ("NRS") Sections 41.540 through 41.570; (xii) NRS Chapter 445A; and (xiii) NRS Chapter 459.

          Section 18.12. All representations and warranties contained in this
Article 18 shall supersede any previous disclosures, written or oral, made by
----------
Tenant or its agents to Landlord with respect to the Premises. Landlord and any Mortgagee shall be entitled to rely on the representations and warranties contained herein in pursuit of its rights and remedies for a breach thereof without regard to any such previous disclosures.

          Section 18.13. All representations, warranties, covenants and indemnities of Tenant in this Article 18 shall continue to be binding upon
                              ----------
Tenant, and its successors and assigns, after the expiration or earlier termination of this Lease.


                                   ARTICLE 19


                              FINANCIAL STATEMENTS
                              --------------------

     Tenant shall furnish to Landlord, as soon as available and in any event within ninety (90) days after the end of its fiscal year, an audited balance sheet of Tenant as at the close of such year, together with the related statements of profit and loss and changes in financial position for such period, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year, prepared by an independent certified public accounting firm of recognized standing. In addition, within forty five (45) days after the end of each of the first three
(3) quarters of each of its respective fiscal years, the Tenant shall furnish an unaudited balance sheet as at the close of such quarter, together with the related unaudited statement of profit and loss and changes in financial position together with a certificate stating that Tenant is in compliance with all of the financial covenants set forth in Article 4 and including a worksheet calculating
                                 ---------
the ratios applicable thereto, all certified by the chief financial officer, or a treasurer or comptroller of the Tenant. All financial statements furnished by Tenant to Landlord hereunder shall be prepared in accordance with generally accepted accounting principles consistently applied. Landlord shall keep such statements confidential, subject to its right to disclose such statements to existing or prospective Mortgagees and purchasers and to any governmental authority, including the Securities and Exchange Commission. To the extent that Tenant remains a subsidiary of one or more of the Guarantors, the delivery to Landlord of the audited annual financial statements, consolidating the subsidiaries of such Guarantor as at the close of its fiscal year prepared by an independent certified public accounting firm shall be deemed to satisfy the requirement that Tenant deliver an annual audit financial statement.

                                   ARTICLE 20


                            LIMITATION OF LIABILITY
                            -----------------------

          Section 20.1. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PREMISES, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE PREMISES AND THE RENTS RESERVED UNDER THIS LEASE FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY.


                                   ARTICLE 21


                            MISCELLANEOUS PROVISIONS
                            ------------------------

          Section 21.1. It is mutually agreed by and between Landlord and Tenant that the respective parties shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage excluding any claim for personal injury or property damage.

          Section 21.2. Any sign shall be lawful under applicable sign codes and subdivision covenants and other Requirements.

          Section 21.3. (a) The term "Landlord" as used herein shall mean only the owner or the mortgagee in possession for the time being of the Premises, so that in the event of any sale, transfer or conveyance of the Premises Landlord shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord thereafter accruing hereunder (but not freed from obligations arising prior to such conveyance while such party owned or was in possession of the Premises), and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser, transferee or grantee at any such sale, transfer or conveyance that such purchaser, transferee or grantee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

                  (b) The term "Tenant" as used herein shall mean the tenant named herein, and from and after any valid assignment or transfer in whole of said Tenant's interest under this Lease pursuant to the provisions of Article 9, shall mean only the assignee or transferee thereof; but the foregoing shall not release the assignor or transferor from liability under this Lease.

                  (c) The words "enter", "re-enter", "entry" and "re-entry" as used in this Lease shall not be restricted to their technical legal meaning.

                  (d) The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successor and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, executors, administrators, representatives and assigns of any individual Landlord or Tenant.

          Section 21.4. The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

          Section 21.5. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located without resort to conflict of laws principles.

          Section 21.6. This Lease and the Exchange Agreement contain the entire agreement between the parties and may not be extended, renewed, terminated or otherwise modified in any manner except by an instrument in writing executed by the party against whom enforcement of any such modification is sought. Except for the terms and provisions of the Exchange Agreement, all prior understandings and agreements between the parties and all prior working drafts of this Lease are merged in this Lease, which alone expresses the agreement of the parties. The parties agree that no inferences shall be drawn from matters deleted from any working drafts of this Lease.

          Section 21.7. The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and, except as is otherwise provided herein, their assigns.

          Section 21.8. Notice whenever provided for herein shall be in writing and shall be given either by personal delivery, overnight express mail or by certified or registered mail, return receipt requested, to Landlord at the address hereinabove set forth, with a copy of any notice of default from, or claim by, Tenant to Paul, Hastings, Janofsky & Walker LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022, Attention: Kevin J. O'Shea, Esq.; and to Tenant at the address hereinabove set forth, or to such other persons or at such other addresses as may be designated from time to time by written notice from either party to the other. Notices shall be deemed given (i) when delivered personally if delivered on a business day (or if the same is not a Business day, then the next Business day after delivery), (ii) three (3) Business days after being sent by United States mail, registered or certified mail, postage prepaid, return receipt requested or (iii) if delivery is made by Federal Express or a similar, nationally recognized overnight courier service for 9:00 a.m. delivery, then on the date of delivery (or if the same is not a Business day, then the next Business day after delivery), if properly sent and addressed in accordance with the terms of this Section 21.8.
                                               ------------

          Section 21.9. If any provision of this Lease shall be invalid or unenforceable, the remainder of the provisions of this Lease shall not be affected thereby and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

          Section 21.10. Landlord and Tenant each represent and warrant to the other party that such party has not dealt with any real estate broker in connection with this Lease, and Landlord and Tenant agree to indemnify the other party and save the other party harmless from any and all claims for brokerage commissions by any other person, firm, corporation or other entity claiming through such party to have brought about this Lease transaction. The provisions of this Section 21.10 shall survive the expiration or earlier termination of
        -------------
this Lease.

          Section 21.11. Tenant is and shall be in exclusive control and possession of the Premises, and Landlord shall not, in any event whatsoever, be liable for any injury or damage to any property or to any person happening in, on or about the Premises, nor for any injury or damage to any property of Tenant, or of any other person or persons contained therein unless the same is caused by Landlord's negligent acts or omissions. The provisions hereof, including without limitation Article 17, permitting Landlord to enter and
                             ----------
inspect the Premises are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and if Landlord so desires, to do such acts as Tenant shall fail to do.

          Section 21.12. A memorandum of this Lease as set forth on Exhibit "D"
                                                                    -----------
attached hereto and incorporated herein by this reference shall be recorded. The memorandum of lease shall incorporate the basic terms and conditions hereof but shall delete any statement or mention of the rental payments.

          Section 21.13. The parties took equal part in drafting this Lease and no rule of construction that would cause any of the terms hereof to be construed against the drafter shall be applicable to the interpretation of this Lease.

          Section 21.14. TIME IS STRICTLY OF THE ESSENCE WITH RESPECT TO EACH AND EVERY TERM AND PROVISION OF THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE RIGHTS OF TENANT PURSUANT TO ARTICLES 23, 24, 25 AND 26.
                             --------------------------

          Section 21.15. The time within which either party hereto shall be required to perform any act under this Lease, other than the payment of money, shall be extended by a period of time equal to the number of days during which performance of such act is delayed by strikes, lockouts, acts of God, governmental restrictions, failure or inability to secure materials or labor by reason of priority or similar regulation or order of any governmental or regulatory body, enemy action, civil disturbance, fire, unavoidable causalities or any other cause beyond the reasonable control of either party hereto.

          Section 21.16. The parties agree that this Lease constitutes a true lease for Federal and state income tax purposes and agree to file their respective income tax returns accordingly.


                                   ARTICLE 22

                            FAIR MARKET RENTAL VALUE
                            ------------------------

          Section 22.1. For purposes of determining the fair market rental value during any renewal term ("Renewal Fair Market Rental Value"), the following procedure shall apply:

               (a) If Tenant has timely delivered a renewal notice, Landlord shall within 15 days deliver to Tenant a written notice of Landlord's determination of what the Renewal Fair Market Rental Value would be during such renewal term (the "Renewal Rent Notice").

               (b) Within thirty (30) days after Tenant's receipt of the Renewal Rent Notice, Tenant shall give Landlord a notice ("Tenant's Renewal Response Notice") electing either (i) to accept the Renewal Fair Market Rental Value set forth in the Renewal Rent Notice, in which case the Renewal Fair Market Rental Value shall be as set forth in the Renewal Rent Notice, or (ii) not to accept Landlord's determination of the Renewal Fair Market Rental Value set forth in the Renewal Rent Notice in which case Tenant's Renewal Response Notice shall include Tenant's determination of what the Renewal Fair Market Rental Value would be during such renewal term, whereupon Landlord and Tenant shall endeavor to agree upon the Renewal Fair Market Rental Value on or before the date that is thirty (30) days after Landlord's receipt of Tenant's Renewal Response Notice. If Landlord and Tenant are unable to agree upon the Renewal Fair Market Rental Value within such 30-day period, then the Renewal Fair Market Rental Value shall be determined in accordance with Section 22.2. If Tenant fails to deliver
                                 ------------

Tenant's Renewal Response Notice within the 30-day period following its receipt of Landlord's Renewal Rent Notice, Tenant shall be conclusively deemed to have accepted Landlord's determination of the Renewal Fair Market Rental Value.

          Section 22.2. If Landlord and Tenant shall fail to agree upon the Renewal Fair Market Rental Value within 30 days of the date of Landlord's receipt of Tenant's Renewal Response Notice, then, within ten (10) Business days thereafter, Landlord and Tenant each shall give notice to the other setting forth the name and address of an independent real estate appraiser or consultant having at least 10 years' experience in the business of appraising or determining the value of hotel and casino properties in Nevada and having the professional qualification of MAI, SREA or CRE. If either party shall fail to give notice of such designation within such ten (10) Business day period, then the appraiser chosen shall make the determination alone. If two appraisers have been designated, such two appraisers may consult with each other and shall, not later than the 60th day after Landlord's receipt of Tenant's Renewal Response Notice choose either Landlord's or Tenant's determination of the Renewal Fair Market Rental Value by simultaneously giving written notice thereof to each of Landlord and Tenant, in which case the determination so chosen shall be final and binding upon Landlord and Tenant. If such two appraisers shall fail to concur within such thirty (30) day period, then such two appraisers shall, within the next ten (10) days, designate a third appraiser meeting the above requirements. The third appraiser shall within thirty (30) days after its designation, choose either Landlord's or Tenant's determination (and no other) by simultaneously delivering to Landlord and Tenant signed and acknowledged original counterparts of his or her determination within seven (7) days thereof.

          Section 22.3. The costs and expenses of each party's appraiser shall be paid by such party. The costs and expenses of the third appraiser shall be shared equally by Landlord and Tenant.

          Section 22.4. If the Renewal Fair Market Rental Value shall not have been determined prior to the commencement of each renewal term, then until the Renewal Fair Market Rental Value shall have been finally determined in respect of such renewal term, such renewal term rent shall be equal to the Fixed Rent payable by Tenant for the Premises during the Lease year immediately preceding the commencement of such renewal term. Promptly after such final determination, an appropriate retroactive adjustment shall be made reconciling the amount of Fixed Rent determined to have been payable by Tenant from and after the commencement of such renewal term and the amount Tenant actually paid Landlord as Fixed Rent prior to such final determination, and the party owing the other party pursuant to such reconciliation shall promptly make payment therefor with interest thereon at the then current base rate publicly announced by Citibank, N.A., or its successor, in New York, New York from the date Tenant actually paid such Fixed Rent until the date such reconciliation payment is made.

          Section 22.5. After a determination of the Renewal Fair Market Rental Value for each renewal term has been made, the parties shall execute and deliver to each other an instrument setting forth the amount of Fixed Rent for such renewal term, but the failure to do so shall not affect Tenant's obligation to pay such Fixed Rent.

          Section 22.6. In determining Renewal Fair Market Rental Value, Landlord, Tenant and the appraisers, if an appraisal takes place pursuant to
Section 22.2, shall assume that (a) no rent concessions, rent abatements or free
------------
rent periods will be given to Tenant, (b) no Landlord contribution shall be made for Tenant Alterations and (c) Landlord will not be obligated to pay any brokerage commission, leasing commission or other similar fee by reason of Tenant's renewal of the Lease.


                                   ARTICLE 23

                              RIGHT OF FIRST OFFER
                              --------------------

          Section 23.1. If Landlord desires to sell the Premises or receives an unsolicited offer to purchase the Premises, it shall first offer it to Tenant at such price and terms as Landlord shall deem appropriate (the "Offer Price").
The offer shall be given to Tenant in writing setting forth the Offer Price and Tenant shall have a period of thirty (30) days following notice of the offer in which to elect to purchase the Premises. If Tenant elects to purchase, it must give written notice to such election within said thirty (30) day period and shall close the purchase within ninety (90) days after notice of its election to purchase or such longer time as may be necessary for Tenant to comply with applicable Gaming Laws, provided that, Tenant is diligently and continuously making such filings and providing such information as may be required by the Gaming Laws. The closing shall be on terms and conditions consistent with
Section 24.2. If Tenant fails to close after giving notice of election to
------------
purchase, then its right of first offer under this section shall automatically terminate for the remainder of the Term. If Tenant does not elect to purchase after notice hereunder, Tenant shall provide appropriate written notice thereof and Landlord shall be authorized to sell the Premises for the Offer Price or greater without offering the Premises to Tenant, only if such sale is not closed within nine (9) months after Tenant's election (actual or deemed by virtue of a failure to timely respond) not to purchase the Premises, Landlord's obligation to first offer the Premises to Tenant, as set out above, shall again be in effect. Such sale shall be subject to the Lease, except that Tenant's right of first offer hereunder shall terminate and be of no further force and effect.


                                   ARTICLE 24

                                PURCHASE OPTION
                                ---------------

          Section 24.1. Tenant shall have the right to purchase the Premises upon the expiration of the Term of this Lease (the "Purchase Option"). In order to purchase the Property pursuant to this Article 24, Tenant must deliver to
                                          ----------
Landlord a notice (the "Purchase Notice") within three hundred sixty (360) days of the Expiration Date. The Purchase Notice shall (i) set forth Tenant's calculation of the Purchase Price (as defined in Section 24.3 below) and (ii)
                                                 ------------
specify the date on which the Purchase Price shall be paid to Landlord which shall be a date (the "Closing Date") not earlier than the Expiration Date and not later than ninety (90) days from the date of the Expiration Date.

          Section 24.2. The sale of the Property to Tenant (the "Closing") shall be effected by delivery by Landlord to Tenant or its assigns of a duly executed special warranty deed in statutory form for recording (the "Deed") conveying fee simple title to the Property subject to (a) the Permitted Encumbrances, (b) an assignment of Ground Lease in substantially the form delivered to Landlord pursuant to the Exchange Agreement without any liability to Landlord if the Ground Lessor fails to consent thereto, (c) all other matters set forth in Article 2 of the Lease and (d) any lien, encumbrance, easement,
             ---------
right of way or other title matter created by, or with the consent of, Tenant. The sale of the Property shall be "AS IS, WHERE IS, WITH ALL FAULTS" and the acceptance by Tenant of the Deed and the recording thereof shall constitute full performance by Landlord of every representation, warranty and covenant of Landlord to be performed under this Lease. To the extent that any Mortgage prohibits prepayment, Tenant's purchase of the Property shall be subject to and conditioned upon the requirements of the Mortgage, including without limitation, the payment of any transfer fee (not to exceed 1% of the principal balance of the Mortgage), the taking title by means of a bankruptcy remote, single purpose entity and maintaining the Lease and the Guaranty in effect after the sale. Tenant shall pay all transfer, recording and conveyance taxes incurred by the recordation of the Deed and the premium of any owner's policy of title insurance as well as all other costs associated with the sale of the Property, including but not limited to, sales taxes, recording fees, any premium for any endorsement to any existing mortgagee policy or any new mortgagee policy, the cost of any endorsements required by Tenant or any lender, any search or closing and charges, escrow fees, any loan assumption fee or prepayment premium and expenses (including attorneys fees and expenses) imposed by Mortgagee. Fixed Rent under the Lease shall be prorated as of the Closing Date. The Purchase Price shall be paid on the Closing Date by wire transfer of immediately available funds to one or more accounts designated by Landlord

          Section 24.3. As used herein, the "Purchase Price" shall be deemed to mean the "Fair Market Value" of the Premises less the outstanding principal amount of any Mortgage created by Landlord which is assumed by Tenant as purchaser. As used herein, "Fair Market Value" shall mean the price which an unrelated third party under no obligation to purchase would be willing to pay for the Premises unencumbered by the Lease and any Mortgage taking into account then current market conditions and customs.

          Section 24.4. Within thirty (30) days of Landlord's receipt of the Purchase Notice, Landlord shall either accept or reject Tenant's calculation of the Purchase Price. If Landlord rejects such calculation, it shall give Tenant notice thereof together with its calculation of the Fair Market Value of the Premises and thereafter the parties shall endeavor for a period of thirty (30) days to agree upon the Fair Market Value of the Premises. If the parties fail to agree upon the Fair Market Value of the Premises within such thirty (30) day period, the Purchase Price shall be determined in accordance with Section 24.5.
                                                                  ------------

          Section 24.5. If Landlord and Tenant shall fail to agree upon the Fair Market Value of the Premises within thirty (30) days of the date of Landlord's receipt of Tenant's Purchase Notice, then, within ten (10) Business days thereafter, Landlord and Tenant each shall give notice to the other setting forth the name and address of an independent real estate appraiser or consultant having at least 10 years experience in the business of appraising or determining the value of hotel and casino properties in Nevada and having the professional qualification of MAI, SREA or CRE. If either party shall fail to give notice of such designation within such ten (10) Business day period, then the appraiser chosen shall make the determination alone. If two appraisers have been designated, such two appraisers may consult with each other and shall, not later than the 60th day after Landlord's receipt of Tenant's Purchase Notice choose either Landlord's or Tenant's determination of the Purchase Price by simultaneously giving written notice thereof to each of Landlord and Tenant, in which case the determination so chosen shall be final and binding upon Landlord and Tenant. If such two appraisers shall fail to concur within such thirty (30) day period, then such two appraisers shall, within the next ten (10) days, designate a third appraiser meeting the above requirements. The third appraiser shall within thirty (30) days after its designation, choose either Landlord's or Tenant's determination (and no other) by simultaneously delivering to Landlord and Tenant signed and acknowledged original counterparts of his or her determination within seven (7) days thereof.

          Section 24.6. The costs and expenses of each party's appraiser shall be paid by such party. The costs and expenses of the third appraiser shall be shared equally by Landlord and Tenant.



                                   ARTICLE 25

                             EARLY PURCHASE OPTION
                             ---------------------

          Section 25.1.  In addition to its rights pursuant to Article 24,
                                                               ----------
Tenant shall have the right to purchase the Premises at the expiration of the third Lease Year of the Term and the expiration of each Lease Year thereafter (the "Early Purchase Option") through and including the expiration of the Seventh Lease Year of the Term by giving written notice thereof to Landlord not less than thirty (30) days prior to the Closing Date for such sale.

          Section 25.2. (a) The purchase price for each Early Purchase Option shall be as follows:

               (i)      expiration of third Lease Year:    $35,569,747.75

               (ii)     expiration of fourth Lease Year:   $36,287,700.19

               (iii)    expiration of fifth Lease Year:    $37,020,144.04

               (iv)     expiration of sixth Lease Year:    $37,767,371.79

               (v)      expiration of seventh Lease Year:  $38,529,681.86


          (b)  To the extent that there has been a Taking as set forth in
Section 8.3, the purchase price set forth in Section 25.2(a) shall be reduced
-----------                                  ---------------
dollar-for-dollar by the amount of the award received by Landlord in connection with such Taking.

          (c) The purchase prices noted herein are the agreed upon projected fair market value of all of the properties constituting the Premises at the dates noted, consistent with Landlord and Tenant's respective analyses of the Premises and its future values, including appraisals and opinions of appraisers concerning the Premises and the market in which the Premises operate.

          Section 25.3.  Except for the purchase price set forth in Section
                                                                    -------
25.2, the terms and conditions set forth in Section 24.2 shall apply to Tenant's
----                                        ------------
acquisition of the Premises pursuant to its exercise of the Early Purchase
Option.


                                   ARTICLE 26

                             STIPULATED LOSS EVENT
                             ---------------------

          Section 26.1. (a) If during the Term, there is an Event of Loss as set forth in Section 7.1 or a Taking of the Premises as set forth in Section 8.1
             -----------                                             -----------
above, then Tenant shall pay to Landlord the stipulated loss value of the Premises (the "Stipulated Loss Value") set forth in Section 26.2 within ninety
                                                    ------------
(90) days of the Event of Loss or Taking Date.

     (b) At any time after expiration of the seventh Lease Year, Tenant shall have the right to have the Premises appraised by an appraiser satisfying the qualifications set forth in Section 22.2 who shall deliver to Landlord and
                            ------------
Tenant a revised set of Stipulated Loss Values for the balance remaining of the Term based upon an analysis of the Premises and its future value (the "Proposed Revised Stipulated Loss Values"). If the Proposed Revised Stipulated Loss
Values are acceptable to Landlord, the parties shall enter into an amendment to this Lease, deleting the Exhibit E attached hereto and substituting the Proposed
                         ---------
Revised Stipulated Loss Values therefore. If the Proposed Revised Stipulated Loss Values are not acceptable to Landlord, the parties shall employ the appraisal process set forth in Section 22.2 with respect to Renewal Fair Market
                               ------------
Rental Value in order to determine the Stipulated Loss Values for the Premises for the balance for the Term which shall be reflected in an amendment to this Lease substituting the Stipulated Loss Values determined pursuant to such appraisal for those set forth in Exhibit E. The costs and expenses of the
                                 ---------
appraisers shall be borne by Tenant.

          Section 26.2. In the event that Tenant is obligated to pay to Landlord the Stipulated Loss Value pursuant to Section 26.1, Tenant shall have
                                               ------------
the option to purchase the Premises by giving written notice thereof to Landlord within thirty (30) days of the Event of Loss or Taking Date, as the case may be, the closing of which shall occur at the same time as the payment of the Stipulated Loss Value to Landlord.

          Section 26.3. In the event that Tenant elects to purchase the Premises pursuant to Section 26.2, except for the payment of the Stipulated Loss
                     ------------
Value and no payment of a purchase price as otherwise provided in Section 24.3,
                                                                  ------------
the terms and conditions set forth in Section 24.2 shall apply to Tenant's
                                      ------------
exercise of its option to acquire the Premises pursuant to this Article 26.
                                                                ----------



                [Balance of this page left blank intentionally]

     The parties hereto have executed this Lease as of the day and year first above set forth.





     LANDLORD:                HAHF PIONEER, LLC, a
                              Delaware limited liability company

                              By: Heller Affordable Housing of Florida, Inc.,
                                  its sole member

                                  By: /s/ Michael H. Jahrmarkt
                                     ----------------------------------
                                  Name: Michael H. Jahrmarkt
                                  Title: Sole Member

     TENANT:                  PIONEER HOTEL INC., a
                              Nevada corporation

                              By: /s/ Thomas K. Land
                                 ----------------------------------
                              Name: Thomas K. Land
                              Title: Senior Vice President & CFO

                                  EXHIBIT A-1
                                  -----------

                         LEGAL DESCRIPTION OF THE LAND

The land referred to herein is situated in the State of Nevada, County of CLARK, described as follows:


PARCEL I:

That portion of Government Lot Four (4) of Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

Lots One (1) and Two (2) as shown by map in File 40 of Parcel Maps, Page 30, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH a Right-of-Way easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the first mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner of Government Lot Three (3) in said Section 13.

EXCEPTING THEREFROM those portions of said land as taken by that certain Final Order of Condemnation recorded April 10, 1989 in Book 890410 as Document No. 00511, described as follows:


Parcel 1 - Water Well Site - Fee Title:

Fee Simple Title in the name of BIG BEND WATER DISTRICT, a general improvement district, its successors and assigns, to:

That portion of government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner of Lot Two (2) as designated by Parcel Map on file in File 40, Page 30 of Parcel Maps in the Office of the County Recorder of Clark County, Nevada; thence South 89(degrees)59'51" East along the North line of said Lot Two (2) a distance of 720.00 feet to a point; thence South 0(degrees)00'09" West a distance of 18.00 feet to the TRUE POINT OF BEGINNING; thence continuing South 0(degrees)00'09" West a distance of 14.00 feet to a point; thence South 44(degrees)59'51" East a distance of 14.14 feet to a point; thence South 83(degrees)59'51" East a distance of 30.00 feet to a point; thence North 0(degrees)00'09" East a distance of 24.00 feet to a point; thence North 89(degrees)59'51" West a distance of 40.00 feet to the TRUE POINT OF BEGINNING.

                                     A-1-1

Parcel 2 - Easement:

A perpetual easement in the name of BIG BEND WATER DISTRICT, a general improvement district, its successors and assigns, "District", for the construction, operation, maintenance, repair, renewal, reconstruction and removal of a District water well, pipe lines, electrical line, pumps, casings, meters, equipment, telemetry devices and appurtenances thereto belonging, including ingress and egress, and for the accommodation of construction equipment, building materials, refuse, drilling residues, and excavation materials, over, along and across:

That portion of Government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Lot Two (2) as designated by Parcel Map on file in File 40, Page 30 of Parcel Maps in the Office of the County Recorder of Clark County, Nevada; thence South 89(degrees)59'51" East along the North line of said Lot Two (2) a distance of 768.39 feet to the TRUE POINT OF BEGINNING; thence North 89(degrees)59'51" West a distance of 73.39 feet to a point; thence South 0(degrees)00'09" West a distance of 43.00 feet to a point; thence South 89(degrees)59'51" East a distance of 72.93 feet more or less to a point on the East line of said Government Lot 4; thence Northerly along the last mentioned East line a distance of 43.00 feet to the TRUE POINT OF BEGINNING.

EXCEPTING from the hereinabove described parcel, the following described portion thereof:

COMMENCING at the Northwest Corner (NW Cor) of said parcel; thence South 89(degrees)59'51" East along the North line thereof a distance of 30.00 feet to a point; thence South 0(degrees)00'09" West a distance of 18.00 feet to the TRUE POINT OF BEGINNING of the parcel described herein; thence South 0(degrees)00'09" West a distance of 14.00 feet to a point; thence South 44(degrees)59'51" East a distance of 14.14 feet to a point; thence South 89(degrees)59'51" East a distance of 30.00 feet to a point; thence North 0(degrees)00'09" East a distance of 24.00 feet to a point; thence North 89(degrees)59'51" West a distance of
40.00 feet to the TRUE POINT OF BEGINNING.

Said easement to prohibit buildings, structures, fences, trees or similar items from being placed upon, over, or under such easement, except the same may be improved and used for automobile parking, driveways, and landscaped with lawn and shallow rooted shrubs and for similar purposes insofar as such uses do not interfere with the use and enjoyment of the easement by the District.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNTY BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00659, OFFICIAL RECORDS.

                                     A-1-2

PARCEL II:

That portion of Government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Con of said Lot Four (4); thence South lE10'14" West, along the West line of said Lot Four (4), a distance of 900.20 feet to a point; thence East, a distance of 182.44 feet to the TRUE POINT OF BEGINNING; thence North 01E05'50" East, a distance of 220.10 feet to a point; thence East to a point on the East line of said Government Lot Four (4) ; thence Southerly along the said East line to a point which bears due East from the TRUE POINT OF BEGINNING; thence West, parallel to the North line of said Lot Four (4) to the TRUE POINT OF BEGINNING. EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNTY BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00659, OFFICIAL RECORDS.

                                     A-1-3

                                  EXHIBIT A-2
                                  -----------

                  LEGAL DESCRIPTION OF THE GROUND LEASED LAND
                  -------------------------------------------


PARCEL III:

A LEASEHOLD ESTATE, AS CREATED BY THAT CERTAIN LEASE DATED OCTOBER 31, 1978 BY PALMALL PROPERTIES, INC, A CALIFORNIA CORPORATION, SHARON SCHUTZ AND JANICE ILLIG (AS SUCCESSOR IN INTEREST TO CLARA J. TROUTMAN, DECEASED AND W.J. TROUTMAN AKA WILMER J. TROUTMAN, DECEASED) AS ("LESSOR") AND PIONEER HOTEL INC. (AS SUCCESSOR IN INTEREST TO COLORADO RIVER MOTEL AND CASINO, INC. AND COLORADO RIVER RESORT HOTEL, INC. AND MARGARET ELARDI) AS ("LESSEE"); TERM: 99 YEARS, COMMENCING ON JANUARY 1, 1979 AND ENDING ON DECEMBER 31, 2078 IN AND TO THE
FOLLOWING:

That portion of Government Lot Four (4), Section 13, Township 32 south, Range 66 East, M.D.B.&M., Clark County, Nevada, described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Government Lot Four (4) in said
Section 13; thence South 1E10'14" West along the West line of said Lot Four (4) a distance of 379.73 feet to a point; thence East parallel with the North line of said Lot Four (4) a distance of 182.44 feet to the Northwest Corner (NW Cor) of that certain parcel of land conveyed by E.L. CLEVELAND to ARTHUR HERBERT SHIPKEY by Deed recorded February 8, 1960, as Document No. 187365 of Official Records, Clark County, Nevada, the TRUE POINT OF BEGINNING; thence North 1E10'14" East a distance of 100.05 feet to a point; thence East and parallel with the North line of said Lot Four (4) a distance of 766.45 feet to a point in the East line of said Lot Four (4); thence South 10E34'08 West a distance of
101.73 feet to the Northeast Corner (NE Cor) of the hereinabove described parcel conveyed to SHIPKEY; thence West a distance of 750.73 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH Right-of-Way and easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the First mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner (NW Cor) of Government Lot Three
(3) in said Section 13.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00661, OFFICIAL RECORDS.

                                     A-2-1

PARCEL IV:

A LEASEHOLD ESTATE, AS CREATED BY THAT CERTAIN LEASE DATED OCTOBER 31, 1978 BY PALMALL PROPERTIES, INC. A CALIFORNIA CORPORATION, SHARON SCHUTZ AND JANICE ILLIG (AS SUCCESSOR IN INTEREST TO CLARA J. TROUTMAN, DECEASED AND W.J. TROUTMAN AKA WILMER J. TROUTMAN, DECEASED) AS ("LESSOR") AND PIONEER HOTEL INC. (As SUCCESSOR IN INTEREST TO COLORADO RIVER MOTEL AND CASINO, INC. AND COLORADO RIVER RESORT HOTEL, INC. AND MARGARET ELARDI) AS ("LESSEE"); TERM: 99 YEARS, COMMENCING ON JANUARY 1, 1979 AND ENDING ON DECEMBER 31, 2078 IN AND TO THE
FOLLOWING:

That portion of Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Government Lot Four (4) in said
Section 13; thence South 0E01'14" West along the West line of said Lot Four (4) a distance of 900.20 feet to a point; thence East parallel to the North line of said Lot Four (4) a distance of 182.44 feet to a point; thence North 1E41'09" East a distance of 220.10 feet to the TRUE POINT OF BEGINNING; thence continuing North 1E41'09" East a distance of 300.13 feet to a point; thence East and parallel to the North line of said Lot Four (4) a distance of 750.73 feet more or less to a point on the East line of said Lot Four (4); thence Southerly along the said East line a distance of 305.87 feet more or less to a point which bears East from the TRUE POINT OF BEGINNING; thence West a distance of 700.00 feet more or less to the TRUE POINT OF BEGINNING.

TOGETHER WITH a Right-of-Way and easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the first mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner (NW Cor) of Government Lot Three
(3) in said Section 13.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNT BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00560 AND RE-RECORDED MARCH 14, 1990 IN BOOK 900314 AS DOCUMENT NO. 00615, OFFICIAL RECORDS.

                                     A-2-2

                                    EXHIBIT B
                                    ---------

                             SCHEDULE OF FIXED RENT

                            Month              Monthly Fixed Rent
                            -----              ------------------

                              1                    $284,580.72
                              2                     284,580.72
                              3                     284,580.72
                              4                     284,580.72
                              5                     284,580.72
                              6                     284,580.72
                              7                     284,580.72
                              8                     284,580.72
                              9                     284,580.72
                              10                    284,580.72
                              11                    284,580.72
                              12                    284,580.72
                              13                    284,580.72
                              14                    284,580.72
                              15                    284,580.72
                              16                    284,580.72
                              17                    284,580.72
                              18                    284,580.72
                              19                    284,580.72
                              20                    284,580.72
                              21                    284,580.72
                              22                    284,580.72
                              23                    284,580.72
                              24                    284,580.72
                              25                    284,580.72
                              26                    284,580.72
                              27                    284,580.72
                              28                    284,580.72
                              29                    284,580.72
                              30                    284,580.72
                              31                    284,580.72
                              32                    284,580.72
                              33                    284,580.72
                              34                    284,580.72
                              35                    284,580.72
                              36                    284,580.72
                              37                    338,651.06
                              38                    338,651.06

                            Month              Monthly Fixed Rent
                            -----              ------------------

                              39                    338,651.06
                              40                    338,651.06
                              41                   $338,651.06
                              42                    338,651.06
                              43                    338,651.06
                              44                    338,651.06
                              45                    338,651.06
                              46                    338,651.06
                              47                    338,651.06
                              48                    338,651.06
                              49                    348,810.59
                              50                    348,810.59
                              51                    348,810.59
                              52                    348,810.59
                              53                    348,810.59
                              54                    348,810.59
                              55                    348,810.59
                              56                    348,810.59
                              57                    348,810.59
                              58                    348,810.59
                              59                    348,810.59
                              60                    348,810.59
                              61                    359,274.91
                              62                    359,274.91
                              63                    359,274.91
                              64                    359,274.91
                              65                    359,274.91
                              66                    359,274.91
                              67                    359,274.91
                              68                    359,274.91
                              69                    359,274.91
                              70                    359,274.91
                              71                    359,274.91
                              72                    359,274.91
                              73                    370,053.15
                              74                    370,053.15
                              75                    370,053.15
                              76                    370,053.15
                              77                    370,053.15
                              78                    370,053.15
                              79                    370,053.15

                            Month              Monthly Fixed Rent
                            -----              ------------------

                              80                    370,053.15
                              81                   $370,053.15
                              82                    370,053.15
                              83                    370,053.15
                              84                    370,053.15
                              85                    421,860.59
                              86                    421,860.59
                              87                    421,860.59
                              88                    421,860.59
                              89                    421,860.59
                              90                    421,860.59
                              91                    421,860.59
                              92                    421,860.59
                              93                    421,860.59
                              94                    421,860.59
                              95                    421,860.59
                              96                    421,860.59
                              97                    444,204.92
                              98                    444,204.92
                              99                    444,204.92
                             100                    444,204.92
                             101                    444,204.92
                             102                    444,204.92
                             103                    444,204.92
                             104                    444,204.92
                             105                    444,204.92
                             106                    444,204.92
                             107                    444,204.92
                             108                    444,204.92
                             109                    467,732.74
                             110                    467,732.74
                             111                    467,732.74
                             112                    467,732.74
                             113                    467,732.74
                             114                    467,732.74
                             115                    467,732.74
                             116                    467,732.74
                             117                    467,732.74
                             118                    467,732.74
                             119                    467,732.74
                             120                    467,732.74

                           Month           Monthly Fixed Rent
                           -----           ------------------
                            121                492,506.73
                            122                492,506.73
                            123               $492,506.73
                            124                492,506.73
                            125                492,506.73
                            126                492,506.73
                            127                492,506.73
                            128                492,506.73
                            129                492,506.73
                            130                492,506.73
                            131                492,506.73
                            132                492,506.73
                            133                518,592.91
                            134                518,592.91
                            135                518,592.91
                            136                518,592.91
                            137                518,592.91
                            138                518,592.91
                            139                518,592.91
                            140                518,592.91
                            141                518,592.91
                            142                518,592.91
                            143                518,592.91
                            144                518,592.91
                            145                546,060.77
                            146                546,060.77
                            147                546,060.77
                            148                546,060.77
                            149                546,060.77
                            150                546,060.77
                            151                546,060.77
                            152                546,060.77
                            153                546,060.77
                            154                546,060.77
                            155                546,060.77
                            156                546,060.77
                            157                574,983.50
                            158                574,983.50
                            159                574,983.50
                            160                574,983.50
                            161                574,983.50

                           Month           Monthly Fixed Rent
                           -----           ------------------
                            162                574,983.50
                            163                574,983.50
                            164                574,983.50
                            165               $574,983.50
                            166                574,983.50
                            167                574,983.50
                            168                574,983.50
                            169                605,438.15
                            170                605,438.15
                            171                605,438.15
                            172                605,438.15
                            173                605,438.15
                            174                605,438.15
                            175                605,438.15
                            176                605,438.15
                            177                605,438.15
                            178                605,438.15
                            179                605,438.15
                            180                605,438.15
                            181                637,505.86
                            182                637,505.86
                            183                637,505.86
                            184                637,505.86
                            185                637,505.86
                            186                637,505.86
                            187                637,505.86
                            188                637,505.86
                            189                637,505.86
                            190                637,505.86
                            191                637,505.86
                            192                637,505.86
                            193                671,272.09
                            194                671,272.09
                            195                671,272.09
                            196                671,272.09
                            197                671,272.09
                            198                671,272.09
                            199                671,272.09
                            200                671,272.09
                            201                671,272.09
                            202                671,272.09

                            Month           Monthly Fixed Rent
                            -----           ------------------
                             203                671,272.09
                             204                671,272.09
                             205                706,826.77
                             206                706,826.77
                             207               $706,826.77
                             208                706,826.77
                             209                706,826.77
                             210                706,826.77
                             211                706,826.77
                             212                706,826.77
                             213                706,826.77
                             214                706,826.77
                             215                706,826.77
                             216                706,826.77
                             217                744,264.65
                             218                744,264.65
                             219                744,264.65
                             220                744,264.65
                             221                744,264.65
                             222                744,264.65
                             223                744,264.65
                             224                744,264.65
                             225                744,264.65
                             226                744,264.65
                             227                744,264.65
                             228                744,264.65
                             229                783,685.47
                             230                783,685.47
                             231                783,685.47
                             232                783,685.47
                             233                783,685.47
                             234                783,685.47
                             235                783,685.47
                             236                783,685.47
                             237                783,685.47
                             238                783,685.47
                             239                783,685.47
                             240                783,685.47

                                   EXHIBIT C
                                   ---------


                       SCHEDULE OF UNDERLYING AGREEMENTS
                       ---------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
           Vendor                    Contract        Contract
            Name                         #             Date        Expires     Dept.                 Comments
 ----------------------------------------------------------------------------------------------------------------------------------
 Arch Paging                                                                  Survl.
 ----------------------------------------------------------------------------------------------------------------------------------
 Arizona State Land Dept.             Permit         08/16/1998   08/15/2002  G&A      Land Use Permit and Lease for Fuel Dock.
                                     23-10037
 ----------------------------------------------------------------------------------------------------------------------------------
 ASCAP                                               01/01/2000   12/31/2000  G&A      Awaiting copy of license agreement for 2000.
 ----------------------------------------------------------------------------------------------------------------------------------
 Atlas Match Corp.                                   11/09/1999   11/09/2001  G&A      Fixed Price Purchase Commitment for Logo
                                                                                       Matches
 ----------------------------------------------------------------------------------------------------------------------------------
 Augustine, Gerald P.                 Arcade          Expired      Expired    G&A      Contract Expired.  Operating month by month.
                                     operation
 ----------------------------------------------------------------------------------------------------------------------------------
 Baron Pest Control                                  08/12/1997    Monthly    F&B      Pest inspection and control.
 ----------------------------------------------------------------------------------------------------------------------------------
 BHD Information Systems                             02/01/1996      N/A      MIS      Software license for Retail Pro. Gift shop
                                                                                       accounting, POS.
 ----------------------------------------------------------------------------------------------------------------------------------
 BMI                                                 01/01/2000   12/31/2000  G&A      Awaiting copy of license agreementfor 2000.
 ----------------------------------------------------------------------------------------------------------------------------------
 Cardiff Consulting Group International
 ----------------------------------------------------------------------------------------------------------------------------------
 Cerberus Pyrotronics                  20962         03/13/1998   03/10/2003  Sec.     Life Safety System Service greement
 ----------------------------------------------------------------------------------------------------------------------------------
 Clark Cablevision                                                Monthly     Hotel    Cable television provider, contract expired
 ----------------------------------------------------------------------------------------------------------------------------------
 Colorado River Internet                                          Monthly     MIS      Internet service provider
 ----------------------------------------------------------------------------------------------------------------------------------
 DecisionOne                          147280         08/15/1997       ??      G&A      Monitor maintenance agreement
 ----------------------------------------------------------------------------------------------------------------------------------
 Desert Lakes Golf Course          T11182000-216     08/01/2000   11/18/2000  G&A      Tournament 11/18/00.
 ----------------------------------------------------------------------------------------------------------------------------------
 Desert Recreation                                   06/15/2000   03/31/2005  G&A      Waverunner Rental and Fuel Dock Usage
 ----------------------------------------------------------------------------------------------------------------------------------
 Emerald River Golf Course         T11192000-880     03/10/2000   11/19/2000  G&A      Tournament 11/19/00.
 ----------------------------------------------------------------------------------------------------------------------------------
 Emerald River Golf Course         T02042001-914     03/20/2000   02/04/2001  G&A      Tournament 02/04/01.
 ----------------------------------------------------------------------------------------------------------------------------------
 Emerald River Golf Course         T11182001-945     03/20/2000   11/18/2001  G&A      Tournament 11/18/01.
 ----------------------------------------------------------------------------------------------------------------------------------
 Firemaster                                                                   Eng.     Fire Alarm System
 ----------------------------------------------------------------------------------------------------------------------------------
 Ford Motor Credit                                   10/01/1997   10/31/2001  G&A      Used 1997 Ford Van (48 months)
 ----------------------------------------------------------------------------------------------------------------------------------
 Galaxy Communications Inc.                          06/21/1999   06/24/2002  PBX      Pay Phones.
 ----------------------------------------------------------------------------------------------------------------------------------
 Global Cash Access                                  03/12/1999   03/12/2001  Cage     Quasi cash advance services (ATM and Credit
                                                                                       card)
 ----------------------------------------------------------------------------------------------------------------------------------
 GST Call-America (formerly Frontier Comm)                                             Hotel phone service
 ----------------------------------------------------------------------------------------------------------------------------------
 Highway Stations, The                                                        Mktg.    Radio advertising spots
 ----------------------------------------------------------------------------------------------------------------------------------
 Hospitality Network                                    Expired     Monthly   Hotel    In-room movies.
 ----------------------------------------------------------------------------------------------------------------------------------
 Johnson Business Machines                           07/22/2000   07/21/2001  Mktg.    Round Up Embosser
 ----------------------------------------------------------------------------------------------------------------------------------
 London Bridge Jet Tours                                Expired   Monthly     G&A      Dock Use Agreement
 ----------------------------------------------------------------------------------------------------------------------------------
 Loomis, Fargo & Co.                                 05/01/2000   05/01/2001  Cage     Armored car service.
 ----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
             Vendor               Contract        Contract
              Name                   #              Date       Expires        Dept.                    Comments
---------------------------------------------------------------------------------------------------------------------------------
Martin Media                                    02/04/1998    02/04/2001      Mktg.   Outdoor Bulletin Contract.  Barstow CA.
-----------------------------------------------------------------------------------------------------------------------------------
Microbilt                                       06/24/1996      Expired       Cage    Equipment Rent for Cage Services
-----------------------------------------------------------------------------------------------------------------------------------
Micros Systems Inc.              MSA-128282                                    F&B    Maintenance Service Agreement - Upgrade in
                                                                                      process
-----------------------------------------------------------------------------------------------------------------------------------
Mission Industries                              07/09/1999    07/09/2004       F&B    Linens

-----------------------------------------------------------------------------------------------------------------------------------
NEC Business Network Solutions                      Waiting for update         PBX    Phone system maintenance agreement
-----------------------------------------------------------------------------------------------------------------------------------
Nevada, State of                                04/20/1994    04/19/2014       G&A    Floating dock permit
-----------------------------------------------------------------------------------------------------------------------------------
Pepsi-Cola Company                              08/01/1996    07/31/2001       F&B    Soft drink agreement
-----------------------------------------------------------------------------------------------------------------------------------
PDS Financial Corp.                             12/29/2000                            Gaming Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                                                   G&A    Mailing machine/scale maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                    12/17/1996    12/17/2000       G&A    Copier lease/maintenance and usage agreement
-----------------------------------------------------------------------------------------------------------------------------------
Prime Cable                                     05/30/1996    05/30/2001       G&A    DMX music service
-----------------------------------------------------------------------------------------------------------------------------------
R&E Storage                                      Various        Various      Various  Various storage rentals contracts, prepaid
                                                                                      annually
-----------------------------------------------------------------------------------------------------------------------------------
Silver State Disposal                           08/31/1998    08/31/2003      Eng.    36-yard Compactor Lease
-----------------------------------------------------------------------------------------------------------------------------------
Silver State Disposal                           08/31/1998    08/31/2003      Eng.    26-yard Compactor Lease
-----------------------------------------------------------------------------------------------------------------------------------
Simplex Time Recorder                           07/01/1999    06/30/2000      Cage    Time stamp maintenance.  Prepaid annually
-----------------------------------------------------------------------------------------------------------------------------------
Statewide Fire Protection                                                     Eng.    Fire Sprinkler System
-----------------------------------------------------------------------------------------------------------------------------------
Stericycle, Inc. (formerly BFI                  10/31/1995       Monthly      Prtrs   Medical waste disposal
Waste Mgt.)
-----------------------------------------------------------------------------------------------------------------------------------
T.J. Wholesale                                  04/30/1998       Monthly       Pit    Agreement to package used playing cards.
-----------------------------------------------------------------------------------------------------------------------------------
Thyssen Elevator Corp.                          10/01/1998    10/01/2001      Eng.    Elevator Service ($250 per mo.)
-----------------------------------------------------------------------------------------------------------------------------------
Transworld Systems Inc.                         09/15/1999    09/14/2001      Cage    Collections System.
-----------------------------------------------------------------------------------------------------------------------------------
Tru-Measur Liquor System                                                       F&B    Liquor gun maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Western Money Systems                  3714     04/21/2000    04/21/2001      Cage    Glory currency counters maintenance
                                                                                      agreement
-----------------------------------------------------------------------------------------------------------------------------------
XpertX Service, Inc.                            03/01/2000    03/01/2001      Keno    Equipment and Software Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                           04/01/2000    03/31/2005      Eng.    Sign electrical maintenance agreement
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                 L25048C   05/01/1998    04/30/2000      Mktg.   Outdoor billboard advertising - Cal-Nev-Ari
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                         Mktg.   Outdoor billboard advertising
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                         Mktg.   Outdoor billboard advertising
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                         Mktg.   Outdoor billboard advertising
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                              Memorandum of Lease
                              -------------------



     RECORDING REQUESTED BY AND
     WHEN RECORDED MAIL TO:



     Kevin J. O'Shea, Esq.

     Paul, Hastings, Janofsky & Walker LLP

     75 East 55th Street

     New York, New York  10022


     -------------------------------------------




                                NOTICE OF LEASE
                                ---------------

     NOTICE is hereby given, pursuant to Nevada Revised Statute Section 247.120 that effective as of December 29, 2000, HAHF PIONEER, LLC ("Landlord"), and PIONEER HOTEL, INC. ("Tenant"), have entered into a Lease described as follows:

     1. Landlord leases to Tenant, and Tenant leases from Landlord, the real property located in the City of Laughlin, County of Clark, State of Nevada, described in Exhibit "A" attached hereto.
             -----------

     2. This Memorandum of Lease is subject to the terms, conditions and provisions of that certain Net Lease (the "Lease") between Landlord and Tenant dated December 29, 2000, which is incorporated herein by reference as though set out here in full. The Lease shall control in the event of any conflict with this Memorandum of Lease.

     3. The initial term of this Lease is twenty (20) years. The Lease term shall commence on December 29, 2000. The initial term of the Lease may be extended by Tenant in accordance with the terms of the Lease for up to two (2) additional periods of five (5) years each.

     4. The Lease contains an option in favor of Tenant to purchase the Property and all improvements thereon.

     5. Landlord and Tenant acknowledge that they are executing this Memorandum of Lease on a date which is prior to the commencement of the Lease term for purposes of facilitating its recording.

          IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease effective as of the date first above written.

                                      "LANDLORD"

                                HAHF PIONEER, LLC,
                                a Delaware limited liability company



                                By: /s/ Michael H. Jahrmarkt
                                   -----------------------------
                                   Its: Sole Member
                                       -------------------------



                                      "TENANT"

                                PIONEER HOTEL, INC., a Nevada corporation

                                By: /s/ Thomas K. Land
                                   -----------------------------------
                                    Its: SVP & CFO
                                        ------------------------------



                        [Attach Nevada acknowledgements]

                                   EXHIBIT E
                                   ---------

                            STIPULATED LOSS VALUES

       Lease           Stipulated
       Month           Loss Value
       -----           ----------
          1            $33,555,833.33
          2            $33,611,759.72
          3            $33,667,779.32
          4            $33,723,892.29
          5            $33,780,098.77
          6            $33,836,398.94
          7            $33,892,792.94
          8            $33,949,280.93
          9            $34,005,863.06
         10            $34,062,539.50
         11            $34,119,310.40
         12            $34,176,175.92
         13            $34,233,136.21
         14            $34,290,191.44
         15            $34,347,341.75
         16            $34,404,587.32
         17            $34,461,928.30
         18            $34,519,364.85
         19            $34,576,897.12
         20            $34,634,525.29
         21            $34,692,249.50
         22            $34,750,069.91
         23            $34,807,986.69
         24            $34,866,000.01
         25            $34,924,110.01
         26            $34,982,316.86
         27            $35,040,620.72
         28            $35,099,021.75
         29            $35,157,520.12
         30            $35,216,115.99
         31            $35,274,809.51
         32            $35,333,600.86
         33            $35,392,490.20
         34            $35,451,477.68
         35            $35,510,563.48
         36            $35,569,747.75
         37            $35,629,030.66
         38            $35,688,412.38
         39            $35,747,893.07

       Lease          Stipulated
       Month          Loss Value
       -----          ----------
         40           $35,867,152.01
         41           $35,926,930.60
         42           $35,986,808.82
         43           $36,046,786.83
         44           $36,106,864.81
         45           $36,167,042.92
         46           $36,227,321.32
         47           $36,287,700.19
         48           $36,348,179.69
         49           $36,408,759.99
         50           $36,469,441.26
         51           $36,530,223.66
         52           $36,591,107.37
         53           $36,652,092.54
         54           $36,713,179.37
         55           $36,774,368.00
         56           $36,835,658.61
         57           $36,897,051.38
         58           $36,958,546.46
         59           $37,020,144.04
         60           $37,081,844.28
         61           $37,143,647.35
         62           $37,205,553.43
         63           $37,267,562.69
         64           $37,329,675.29
         65           $37,391,891.42
         66           $37,454,211.24
         67           $37,516,634.92
         68           $37,579,162.65
         69           $37,641,794.58
         70           $37,704,530.91
         71           $37,767,371.79
         72           $37,830,317.41
         73           $37,893,367.94
         74           $37,956,523.56
         75           $38,019,784.43
         76           $38,083,150.74
         77           $38,146,622.65
         78           $38,210,200.36
         79           $38,273,884.02
         80           $38,337,673.83
         81           $38,401,569.95
         82           $38,465,572.57
         83           $38,529,681.86

       Lease          Stipulated
       Month          Loss Value
       -----          ----------
         84           $38,722,571.08
         85           $38,916,425.95
         86           $39,013,717.02
         87           $39,111,251.31
         88           $39,209,029.44
         89           $39,307,052.01
         90           $39,405,319.64
         91           $39,503,832.94
         92           $39,602,592.52
         93           $39,701,599.00
         94           $39,800,853.00
         95           $39,900,355.13
         96           $40,000,106.02
         97           $40,100,106.29
         98           $40,200,356.55
         99           $40,300,857.44
        100           $40,401,609.59
        101           $40,502,613.61
        102           $40,603,870.14
        103           $40,705,379.82
        104           $40,807,143.27
        105           $40,909,161.13
        106           $41,011,434.03
        107           $41,113,962.61
        108           $41,216,747.52
        109           $41,319,789.39
        110           $41,423,088.86
        111           $41,526,646.59
        112           $41,630,463.20
        113           $41,734,539.36
        114           $41,838,875.71
        115           $41,943,472.90
        116           $42,048,331.58
        117           $42,153,452.41
        118           $42,258,836.04
        119           $42,364,483.13
        120           $42,470,394.34
        121           $42,576,570.32
        122           $42,683,011.75
        123           $42,789,719.28
        124           $42,896,693.58
        125           $43,003,935.31
        126           $43,111,445.15
        127           $43,219,223.76

       Lease            Stipulated
       Month            Loss Value
       -----            ----------
        128             $43,544,178.98
        129             $43,653,039.42
        130             $43,762,172.02
        131             $43,871,577.45
        132             $43,981,256.40
        133             $44,091,209.54
        134             $44,201,437.56
        135             $44,311,941.15
        136             $44,422,721.01
        137             $44,533,777.81
        138             $44,645,112.25
        139             $44,756,725.04
        140             $44,868,616.85
        141             $44,980,788.39
        142             $45,093,240.36
        143             $45,205,973.46
        144             $45,318,988.40
        145             $45,432,285.87
        146             $45,545,866.58
        147             $45,659,731.25
        148             $45,773,880.58
        149             $45,888,315.28
        150             $46,003,036.07
        151             $46,118,043.66
        152             $46,233,338.76
        153             $46,348,922.11
        154             $46,464,794.42
        155             $46,580,956.40
        156             $46,697,408.79
        157             $46,814,152.32
        158             $46,931,187.70
        159             $47,048,515.67
        160             $47,166,136.96
        161             $47,284,052.30
        162             $47,402,262.43
        163             $47,520,768.08
        164             $47,639,570.00
        165             $47,758,668.93
        166             $47,878,065.60
        167             $47,997,760.77
        168             $48,117,755.17
        169             $48,238,049.56
        170             $48,358,644.68
        171             $48,479,541.29

       Lease            Stipulated
       Month            Loss Value
       -----            ----------
        172             $48,722,241.99
        173             $48,844,047.60
        174             $48,966,157.72
        175             $49,088,573.11
        176             $49,211,294.55
        177             $49,334,322.78
        178             $49,457,658.59
        179             $49,581,302.74
        180             $49,705,255.99
        181             $49,829,519.13
        182             $49,954,092.93
        183             $50,078,978.16
        184             $50,204,175.61
        185             $50,329,686.05
        186             $50,455,510.26
        187             $50,581,649.04
        188             $50,708,103.16
        189             $50,834,873.42
        190             $50,961,960.60
        191             $51,089,365.50
        192             $51,217,088.92
        193             $51,345,131.64
        194             $51,473,494.47
        195             $51,602,178.20
        196             $51,731,183.65
        197             $51,860,511.61
        198             $51,990,162.89
        199             $52,120,138.30
        200             $52,250,438.64
        201             $52,381,064.74
        202             $52,512,017.40
        203             $52,643,297.44
        204             $52,774,905.69
        205             $52,906,842.95
        206             $53,039,110.06
        207             $53,171,707.83
        208             $53,304,637.10
        209             $53,437,898.70
        210             $53,571,493.44
        211             $53,705,422.18
        212             $53,839,685.73
        213             $53,974,284.95
        214             $54,109,220.66
        215             $54,244,493.71

       Lease            Stipulated
       Month            Loss Value
       -----            ----------
        216             $54,516,055.21
        217             $54,652,345.34
        218             $54,788,976.21
        219             $54,925,948.65
        220             $55,063,263.52
        221             $55,200,921.68
        222             $55,338,923.98
        223             $55,477,271.29
        224             $55,615,964.47
        225             $55,755,004.38
        226             $55,894,391.89
        227             $56,034,127.87
        228             $56,174,213.19
        229             $56,314,648.73
        230             $56,455,435.35
        231             $56,596,573.94
        232             $56,738,065.37
        233             $56,879,910.53

                                   SCHEDULE 1
                                   ----------

                              FINANCIAL COVENANTS
                              -------------------


       Tenant agrees to comply with its obligations set forth in this Schedule
                                                                      --------
1. Certain terms used and not otherwise defined in this Schedule 1 shall have
-                                                       ----------
the respective meanings given to them in the Lease to which this Schedule 1 is
                                                                 ----------
attached.

          1.   Fixed Charge Ratio.
               ------------------

               (a) Tenant shall not permit the ratio (such ratio, the "Fixed Charge Ratio") of Operating Cash Flow to Fixed Charges for any four consecutive fiscal quarters of Tenant (a "Rolling Fiscal Year") to be less than 1.00 to 1; provided, however, that (i) the first Rolling Fiscal Year for which the Fixed
--------  -------
Charge Ratio is applicable shall be the Rolling Fiscal Year ending on March 31, 2001 and (ii) for all fiscal quarters preceding the fiscal quarter ending March 31, 2001, Fixed Charge Ratio shall be calculated by using the Pro Forma Fixed Charges for such fiscal quarters.

               (b) If the Fixed Charge Ratio as of the last day of any Rolling Fiscal Year is less than 1.20 to 1, the Management Fees paid for such period shall be reduced (or, if already paid, returned by SFGC) by such amount necessary for the Fixed Charge Ratio to be 1.20 to 1. If the Fixed Charge Ratio is less than 1.00 to 1 on the last day of any Rolling Fiscal Year, it shall constitute an Event of Default under the Lease if not timely cured by Guarantors in the manner set forth in the Guaranty.

          2.   Permitted Dividends, etc.  Tenant shall not declare or pay any
               -------------------------
dividends (other than dividends payable solely in capital stock of Tenant) or return any capital to its stockholder(s) or authorize or make any other distribution, payment or delivery of property or cash to its stockholder(s) or redeem, retire, exchange or otherwise acquire, directly or indirectly, any shares of any class of its capital stock or other ownership interests now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any such shares), or set aside funds for any of the foregoing purposes (all of the foregoing "Dividends"), except that:

               (a) Payments of Management Fees when due and payable under the Management Agreement and that are not otherwise limited by the terms of this
Schedule 1 shall not be deemed to be Dividends; and
----------

               (b) Payments made by Tenant to SFGC paid annually on or before the 90/th/ day following the end of Tenant's fiscal year which do not exceed 50% of Excess Cash Flow for the same period shall not be deemed to be Dividends.

          3.   Reserved.
               --------

          4.   Reserved.
               --------


                                 Schedule 1-1

          5.   Non-Compete.  Tenant shall not own, manage or operate any hotel,
               -----------
casino or similar facility (other than the Premises) located within a 50 mile radius of the town of Laughlin, Nevada. Upon the termination of the Lease pursuant to an Event of Default thereunder, this restrictive covenant shall remain in force for a period of two years following such termination. If the Lease is terminated for any other reason, this restrictive covenant shall terminate upon the termination of the Lease.

          6.   Affiliate Transactions.  Tenant will not enter into any contract
               ----------------------
or transaction or series of transactions after the date hereof with any Affiliate other than on terms acceptable to Landlord in its sole discretion; provided, however, that the foregoing restriction shall not apply to the
--------  -------
Management Agreement.

          7.   No Amendment to Management Agreement.  Tenant shall not amend
               ------------------------------------
or modify (or permit the amendment or modification of) the Management Agreement without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion.

          8.   Limits on Tenant Debt.  Tenant shall not incur any Indebtedness
               ---------------------
other than (a) any obligations pursuant to the Gaming Lease, including any amendments or replacements thereof, and any new leases in connection with additional regulated gaming equipment purchased by Tenant from time to time, (b) any obligations of Tenant or any of the Guarantors to Landlord under the Exchange Agreement or any of the other documents executed in connection with the transactions contemplated by the Exchange Agreement, (c) any obligations of Tenant pursuant to that certain $1,900,000 note to an Affiliate of Tenant bearing interest at not more than 10% per annum for a term of not more than 3 years, and (d) obligations not exceeding $250,000 per year pursuant to all other leases. Tenant shall not guarantee the Indebtedness or obligations of any other entity; provided, however, that the foregoing restrictions shall not apply to
        --------  -------
the Guaranty.

          9.   Quarterly Compliance Certificate.  On or before the 30/th/ day
               --------------------------------
following the end of each fiscal quarter of Tenant, Tenant shall deliver to Landlord a certificate (the "Quarterly Compliance Certificate") in the form of
Schedule 1-1 attached hereto.
------------

          10.  CAPX Reserve.  At the end of each fiscal year of Tenant, a CAPX
               ------------
reserve shall be established by Tenant for the benefit of Landlord in an amount equal to the positive difference, if any, between $1,000,000 and the amount of CAPX actually incurred for the recently-ended fiscal year. A positive balance in the CAPX reserve shall be reduced in succeeding years by the amount that actual CAPX in any such year exceeds the greater of budgeted CAPX and $1,000,000.

          11.  Certain Definitions.  The following definitions used in this
               -------------------
Schedule 1 shall have the meanings ascribed to them below:
----------

"Affiliate" of a specified Person is (a) any Person who, directly or indirectly, Controls, is Controlled by or is under common Control with, the specified Person, or (b) any Person

                                 Schedule 1-2
who is related by marriage or blood (to the second degree of consanguinity) with the specified Person.

"CAPX" shall mean, for each fiscal year of Tenant, the greater of (a) $1,000,000 and (b) actual capital expenditures, excluding any expenditures funded from the Unrestricted Cash Collateral Account for (i) constructing a parking garage on the Premises, (ii) purchasing the land subject to the Ground Lease, or (iii) exercising the purchase option under the Gaming Lease (as defined in the Exchange Agreement); provided, however, that as a condition to the exclusion of any expenditures set forth in clauses (i) -(iii) above, Landlord must receive a first priority security interest or lien on the acquired asset in a manner which is acceptable to Landlord in its reasonable discretion (which would include a requirement that any acquired real property first be legally subdivided and segregated from the Premises at Tenant's expense).

"Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall
                 --------  -------
not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

"Control" or "Controlled by" or "Controlling" or any derivative thereof, when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities or other ownership interests, or by contract; provided, however, that, without limiting
                                     --------  -------
the generality of the foregoing, (a) any Person which, together with its Affiliates, owns, directly or indirectly, securities representing more than 50% of the value or ordinary voting power of a corporation or more than 50% of the partnership, general partnership, membership or other ownership interests (based upon value or vote) of any other Person is deemed to Control such corporation or other Person, (b) a general partner shall always be deemed to Control any partnership of which it is a general partner, and (c) a managing member of a limited

                                 Schedule 1-3
liability company shall always be deemed to Control any limited liability company of which it is a managing member.

"EBITDA" shall mean, as of any date, the sum of the amounts for the twelve months ending on such date of (a) net income calculated in accordance with GAAP,
(b) provisions for taxes based on income, (c) interest expense, (d) the non-cash portion of any retirement, pension plan or deferred compensation expense incurred by Tenant, (e) depreciation expense and (f) amortization expense including any amortization or write-off related to the write-up of any assets as a result of purchase accounting less the sum of (i) gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains and other one-time non-cash gains, all as determined on a consolidated basis in accordance with GAAP, and (ii) any cash payment in such period that was made in respect of any non-cash deferred compensation expense incurred in a previous period but only to the extent that at or about the time such cash payment is made Tenant does not receive a cash reimbursement in a like amount.

"Excess Cash Flow" shall mean the positive difference, if any, obtained by subtracting (a) Fixed Charges for the preceding fiscal year plus $2,234,000 from
(b) Operating Cash Flow for such preceding  fiscal year; provided, however, that
                                                         --------  -------
Excess Cash Flow shall be reduced if and to the extent Tenant's then existing unencumbered cash reserves are less than the sum of (i) statutory restricted cash requirement for the next fiscal year period required by applicable Nevada gaming laws and regulations, (ii) working capital required for the next fiscal year period as set forth in Tenant's budget (which amounts in clauses (i) and (ii) shall be at least $2,500,000) and (iii) Fixed Charges for the next fiscal year period as set forth in Tenant's budget.

"Exchange Agreement" shall mean the Exchange Agreement dated December 29, 2000 among Tenant, Pioneer LLC, Landlord and Heller Affordable Housing of Florida, Inc.

  "Fixed Charges" shall mean, for each Rolling Fiscal Year, the sum of (a) Fixed Rent paid pursuant to the Lease plus (b) fixed rent paid pursuant to gaming equipment leases relating to the Property plus (c) fixed rent paid pursuant to the Ground Lease plus (d) amounts that may be paid in respect of Management Fees plus (e) rental payments due under any other contractual obligations of Tenant with respect to the Premises plus (f) CAPX.

"GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

"Indebtedness" shall mean, as to any Person, without duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property (such as installment sales contracts), including contracts for the deferred purchase price of property that include the procurement of services, (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (c) all indebtedness of the type referred to in clause (a) secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (d) the aggregate amount required to be

                                 Schedule 1-4
capitalized under leases under which such Person is the lessee and (e) all Contingent Obligations of such Person.

"Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

"Lone Mountain Property" shall have the meaning given to such term in the Exchange Agreement.

"Management Agreement" shall mean the Management Agreement dated December 30, 1998 between SFGC and Tenant, as amended pursuant to any amendments approved in writing by Landlord pursuant to this Schedule 1.
                                     ----------

"Management Fees" shall mean the fees provided to be paid by Tenant pursuant to the Management Agreement.

"Operating Cash Flow" shall mean, for each Rolling Fiscal Year, the sum of (a) EBITDA plus (b) the amounts set forth in clauses (a) through (e) of the definition of Fixed Charges.

"Person" means an individual, general or limited partnership, limited liability partnership or company, corporation, trust, estate, real estate investment trust, association or any other entity.

"Pro Forma Fixed Charges" shall mean, for each relevant fiscal quarter, (a) the actual amounts incurred in such quarter for the expense categories described in clauses (c), (d) and (e) of the definition of Fixed Charges and (b) instead of any actual amounts incurred by Tenant for the expense categories described in clauses (a), (b) and (f) of the definition of Fixed Charges, the amounts which Tenant would have incurred in such quarter for the expense categories described in clauses (a), (b) and (f) of the definition of Fixed Charges if such quarter had occurred in 2001.

"Unrestricted Cash Collateral Account" shall mean the Account established pursuant to the Exchange Agreement in the approximate amount of $5,000,000.

                          *   *   *

                       End of Schedule 1
                       -----------------

                          *   *   *

                                 Schedule 1-5

                                 SCHEDULE 1-1
                                 ------------

                    LEASE QUARTERLY COMPLIANCE CERTIFICATE
                    --------------------------------------


Heller EMX, Inc.

500 West Monroe

Chicago, Illinois 60661

Attention:  Manager of Operations, Capital Finance Group



Ladies and Gentlemen:



         Reference is made to that certain Lease between Pioneer LLC ("Tenant"), as Tenant, and HAHF Pioneer, LLC, as Landlord ( the "Lease") dated as of December 29, 2000 and to the Schedule 1 attached to such document. Unless
                             ----------
otherwise defined herein, terms defined in the Lease and the attached Schedule 1
                                                                      ----------
are used herein with the same meaning.

         I, ____________, of Tenant, do hereby certify on behalf of Tenant as of the quarter ended _____________, as follows:

1. Fixed Charge Ratio of Tenant (Operating Cash Flow / Fixed Charges) for prior 12 months = __________. The Fixed Charge Ratio calculation is as follows:


              EBITDA =                                 $__________________

              Gaming Lease Rent =                      $__________________

              Ground Lease Rent =                      $__________________

              Management Fees =                        $__________________

                                 Schedule 1-6

              Other Rental Payments =                  $__________________

              CAPX =                                   $__________________
         ----------------------------------------------------------------------

         Operating Cash Flow                           $__________________

                                          Divided by:

              Lease rent =                             $__________________

              Gaming Lease rent =                      $__________________

              Ground Lease rent =                      $__________________

              Management Fees =                        $__________________

              Other Rental Payments =                  $__________________

              CAPX =                                   $__________________

         ----------------------------------------------------------------------
         Fixed Charges                                 $__________________

                                 Schedule 1-7

2.       Dividends Declared for Fiscal Year = $___________________.


         Dividends must not exceed 50% of Excess Cash Flow. Excess Cash Flow is calculated as follows:


              Operating Cash Flow for FYE  =                  $_______________

                            Less


              Fixed Charges plus $2,234,000 =                 $_______________
         -----------------------------------------------------------------------

         Excess Cash Flow                                     $_______________







                                      Also,
                                      ----

         Excess Cash Flow is reduced if insufficient reserves are maintained, as set forth in the definition of Excess Cash Flow and calculated as follows:


              Tenant Unencumbered Cash Reserves =             $_______________

                                 Less

              Nevada Statutory Restricted Cash

              Requirement for upcoming fiscal year =          $_______________

                                 Less

              Working Capital for upcoming fiscal year =      $_______________

                                 Less

              Fixed Charges for upcoming fiscal year =        $_______________
         -----------------------------------------------------------------------

         Total Cash Reserves                                  $_______________

              (if negative, deduct from Excess Cash Flow)

                                 Schedule 1-8

3. CAPX Reserve ($1,000,000 less actual CAPX) for preceding fiscal year = $_______________, calculated as follows:





                  Minimum CAPX Expenditure =                   $1,000,000

                                 Less


                  Actual CAPX for fiscal year =                $_______________
         -----------------------------------------------------------------------

                  Amount of Reserve for fiscal year =          $_______________

         Total Amount in CAPX Reserve =                        $_______________







4. The delivery of this certificate shall constitute a re-affirmation of the covenants set forth in such Schedule 1.
                                         ----------

                                 Schedule 1-9

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date set forth below.




                                         PIONEER HOTEL INC.

                                         By: /s/ Thomas K. Land
                                            ---------------------------------
                                         Name: Thomas K. Land
                                              -------------------------------
                                         Title: SVP & CFO
                                               ------------------------------
                                         Date: December 29, 2000
                                              -------------------------------



                     End of Schedule 1
                     -----------------

                         *   *   *


                                 Schedule 1-10

                                   EXHIBIT F

                           ADJUSTMENTS TO FIXED RENT



     Following the expiration of the 84th month of the Term (i.e., January 31,
2008), the monthly Fixed Rent for each remaining month under the Lease shall be increased by 5.32% per 100 basis points of the positive difference, if any, between (a) the rate on January 31, 2008 of United States Treasury securities having a term to maturity equal to ten years and (b) 5.10%. If the difference between (a) and (b) is zero or less, there shall not be any adjustment to monthly Fixed Rent. On or before March 4, 2008, Landlord shall provide Tenant written notice of such adjustment to the Fixed Rent together with a revised Exhibit B which shall set forth the monthly Fixed Rent for the balance of the
---------
Term (the "Rent Adjustment Notice"). The Rent Adjustment Notice shall constitute an amendment to the Lease, binding upon Landlord and Tenant, absent manifest error.

                                      INDEX

ARTICLE    HEADING                                                                               PAGE
-------    -------                                                                               ----
ARTICLE A  CERTAIN LEASE PROVISIONS...........................................................      1

ARTICLE B  CERTAIN DEFINITIONS................................................................      3

ARTICLE 1  PREMISES AND TERM..................................................................      8

ARTICLE 2  FIXED RENT AND ADDITIONAL RENT.....................................................      9

ARTICLE 3  IMPOSITIONS........................................................................     11

ARTICLE 4  USE AND OPERATION OF PREMISES......................................................     14

ARTICLE 5  CONDITION OF PREMISES, ALTERATIONS AND REPAIRS.....................................     16

ARTICLE 6  INSURANCE..........................................................................     20

ARTICLE 7  DAMAGE OR DESTRUCTION..............................................................     23

ARTICLE 8  CONDEMNATION.......................................................................     27

ARTICLE 9  ASSIGNMENT AND SUBLETTING..........................................................     29

ARTICLE 10 LANDLORD'S RIGHT TO SELL, MORTGAGE, ASSIGN; SUBORDINATION AND NON-DISTURBANCE......     33

ARTICLE 11 OBLIGATIONS OF TENANT; INDEMNIFICATION OF LANDLORD.................................     36

ARTICLE 12 DEFAULT BY TENANT; REMEDIES........................................................     40

ARTICLE 13 NO WAIVER..........................................................................     46

ARTICLE 14 ESTOPPEL CERTIFICATES..............................................................     47

ARTICLE 15 QUIET ENJOYMENT....................................................................     48

ARTICLE 16 SURRENDER..........................................................................     48

ARTICLE 17 ACCESS.............................................................................     49

ARTICLE 18 ENVIRONMENTAL MATTERS..............................................................     50

ARTICLE 19 FINANCIAL STATEMENTS...............................................................     54

ARTICLE 20 LIMITATION OF LIABILITY............................................................     55

ARTICLE 21 MISCELLANEOUS PROVISIONS...........................................................     56

ARTICLE 22 FAIR MARKET RENTAL VALUE...........................................................     58

ARTICLE 23 RIGHT OF FIRST OFFER...............................................................     60

ARTICLE 24 PURCHASE OPTION....................................................................     61

ARTICLE 25 EARLY PURCHASE OPTION..............................................................     62

ARTICLE 26 STIPULATED LOSS EVENT..............................................................     63

EXHIBITS

Exhibit A-1    Legal Description of the Land

Exhibit A-2    Legal Description of the Ground Leased Premises

Exhibit B      Schedule of Fixed Rent

Exhibit C      Schedule of Underlying Agreements

Exhibit D      Memorandum of Lease

Exhibit E      Stipulated Loss Values

Exhibit F      Adjustments to Fixed Rent



Schedule 1     Financial Covenants

                                     -ii-